UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05085

Capital Income Builder

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Michael W. Stockton

Capital Income Builder

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

New frontiers in the
dividend universe

Special feature page 6

Capital Income Builder® Annual report for the year ended October 31, 2016

Capital Income Builder seeks to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2016 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	4.68%	7.64%	4.34%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.60% for Class A shares as of the prospectus dated January 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of November 30, 2016, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 3.11%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

6	New frontiers in the dividend universe

Contents

1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
18	Financial statements
39	Board of trustees and other officers

Fellow investors:

Equity markets rose over Capital Income Builder’s fiscal year. In a volatile period, stocks fell in early 2016 amid anxieties about sluggish global economic growth and lower oil prices; however, equities rebounded as commodity prices recovered and U.S. economic data brightened. The more defensive, higher dividend-paying sectors rose in the U.S. but generated mixed returns elsewhere. For the 12 months ended October 31, 2016, the fund achieved a total return of 2.74%, with all dividends reinvested. By way of comparison, the MSCI ACWI (All Country World Index), a measure of returns for stock markets in 46 countries, rose 2.05%. Meanwhile, Bloomberg Barclays U.S. Aggregate Index, a broad measure of U.S. fixed income markets, returned 4.37%. The fund’s peer group, as measured by the Lipper Global Equity Income Funds Average, gained 1.83% for the period.

Dividend income

The fund paid regular dividends of 50 cents per share in December 2015 and in March, June and September of 2016. In addition, a special dividend of 2 cents per share was paid in December. The fund strives to grow its dividend and provide a special dividend each fiscal year, though its ability to do so is dependent on market conditions, including the impact of foreign currency movements. Prudence guides distribution decisions, as the fund strives to grow income while carefully managing risk. Capital Income Builder recorded a 12-month yield of 3.51% as of October 31, 2016, greater than that of the Lipper Global Equity Income Funds Average (2.91%), MSCI ACWI (2.59%),

Results at a glance

For periods ended October 31, 2016, with all distributions reinvested

	Cumulative
	total returns	Average annual total returns
				Lifetime
	1 year	5 years	10 years	(since 7/30/87)

Capital Income Builder (Class A shares)	2.74%	7.28%	4.40%	9.19%
MSCI ACWI (All Country World Index)[1,2]	2.05	8.03	3.78	6.58
Bloomberg Barclays U.S. Aggregate Index[2]	4.37	2.90	4.64	6.59
70%/30% MSCI ACWI/Bloomberg Barclays Index[1,2,3]	2.87	6.62	4.36	6.87
Lipper Global Equity Income Funds Average[4]	1.83	6.71	2.90	—

[1]	From July 30, 1987, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Sources: MSCI, Bloomberg Index Services Ltd., Thomson Reuters Lipper.
[3]	The 70%/30% MSCI ACWI/Bloomberg Barclays Index blends the MSCI ACWI with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Results assume the blend is rebalanced monthly.
[4]	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

Capital Income Builder	1

Largest equity holdings

October 31, 2016

Percent of
Company	net assets
Philip Morris International	3.6%
Verizon Communications	2.6
Altria	2.2
AbbVie	1.9
National Grid	1.8
Coca-Cola	1.7
Royal Dutch Shell	1.6
Amgen	1.6
SSE	1.5
Imperial Brands	1.5

Bloomberg Barclays U.S. Aggregate Index (2.12%) and the S&P 500 (2.12%).

The current environment

Global equity markets declined early in the period amid lower prices for oil and other commodities, as well as worries about the pace of global economic growth. Stocks recovered over 2016 on the back of an uptick in commodity prices, solid U.S. economic growth and fresh stimulus measures in China.

More defensive, high-dividend-paying sectors generally advanced. Globally, utilities and consumer staples stocks rose 6% and 4%, respectively, in the MSCI All Country World Index, while telecommunication services stocks remained essentially flat. Defensive sectors in the U.S. rallied sharply, benefiting from periodic flights to safety and investors’ demand for yield in a low interest rate environment; however, utilities and telecommunication services stocks gave up some of their gains late in the period amid concerns about the potential impact of higher U.S. interest rates on high-dividend-paying stocks.

The U.S. was among the top-returning developed markets, as data showed economic growth there continued to meaningfully outpace the rest of the world.

European equities lagged their U.S. counterparts, hurt by weak economic data and deflationary pressures. Meanwhile, a strong yen and a sluggish economy hurt Japanese stocks, which fell in local currency terms but rose in U.S. dollars.

In the U.S. bond market, investment-grade credit and long-dated Treasuries

2	Capital Income Builder

generated among the strongest returns. After hiking rates in December, the Federal Reserve struck a cautious tone early in the year, but expressed increased confidence in the U.S. economy as 2016 drew to a close.

A look at the portfolio

As of October 31, consumer staples was the single biggest sector among the fund’s equity holdings, comprising 14.2% of total assets. Utilities followed at 10.3%. Investments in U.S. equities represented 42.3% of the fund’s overall holdings, while non-U.S. equities made up 37.4%.

In share-price terms, four of the fund’s 10 largest holdings registered positive returns over the period, as investors were drawn to dividend-paying companies outside the health care sector. Tobacco firms Philip Morris International and Altria benefited from their defensive nature and from speculation about mergers-and-acquisitions activity in the tobacco sector. Telecommunication services firm Verizon and soft drink giant Coca-Cola also were supported by strong demand for equity income. In contrast, U.S.-based investors in several U.K.-headquartered firms, such as utilities SSE and National Grid and tobacco firm Imperial Brands, were hurt by the sharp decline in the British pound against the U.S. dollar over the period. Royal Dutch Shell fell amid concerns about the outlook for oil prices. Drug makers Amgen and AbbVie declined due to worries about price pressures in the U.S. market.

Overall, the fund’s fixed income investments produced positive returns. Holdings consist primarily of government and corporate securities. In addition to generating income, this portion of Capital Income Builder’s portfolio seeks to provide stability during volatile markets.

The road ahead

The global economy is poised for slow growth. The U.S. economy will likely continue to grow at a moderate pace, although much political uncertainty exists following the presidential election. In Europe, growth should remain sluggish and markets could experience volatility due to Brexit fallout and other political developments. In a low bond yield environment, the fund holds a historically greater-than-average position in equities, while using bonds more for the stability they provide.

We believe that U.S. interest rates will likely slowly rise over time but at a moderate pace. Rate increases can hurt

Capital Income Builder and Lipper Global Equity Income Funds Average numbers calculated by Lipper. MSCI ACWI numbers calculated by RIMES. Until September 30, 1998, yield data for the Lipper Global Equity Income Funds Average reflects the average yield of the fund and only two other funds.

Capital Income Builder	3

The value of a long-term perspective

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	The 70%/30% MSCI ACWI/Bloomberg Barclays Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Results assume the blend is rebalanced monthly.

certain dividend-paying stocks, but would also allow the fund to potentially generate more income from bonds than it has in recent years. At the same time, valuations for certain higher yielding stocks in the U.S. have become stretched due to high investor demand for yield in a low-rate environment. Given these historically high valuations, managers are using fundamental research to assess whether a company’s high price-to-earnings multiple is truly reflective of the company’s growth prospects.

Managers are targeting companies that offer somewhat lower yields but higher growth potential; many of these companies are in industries that have not generally been high-yielding, such as information technology and biotechnology (to learn more, please read the accompanying feature in this report). In addition to helping fulfill the fund’s objective of providing income growth, these nontraditional “dividend growers” tend to be less interest rate sensitive and can offer some opportunities for price appreciation. Managers also are finding some attractive opportunities in the energy sector and some appealing valuations outside the U.S. We thank you for investing in Capital Income Builder, and we look forward to reporting to you again in six months.

Cordially,

James B. Lovelace

Vice Chairman of the Board

Joyce E. Gordon

President

December 8, 2016

For current information about the fund, visit americanfunds.com.

4	Capital Income Builder

How a $10,000 investment has grown over the fund’s lifetime

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money.

For current information and month-end results, visit americanfunds.com.

[4]	From July 30, 1987, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI (All Country World Index) did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[5]	For the period July 30, 1987, commencement of operations, through October 31, 1987.
[6]	Prior to January 1, 2009, dividends from net investment income were declared daily and paid to shareholders quarterly. As of January 1, 2009, the fund began declaring and distributing dividends on a periodic basis. Dividends reinvested reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

The results shown are before taxes on fund distributions and sale of fund shares.

Capital Income Builder	5

New frontiers in the dividend universe

6	Capital Income Builder

Companies that are growing dividends tend to be stronger-than-average companies that have more cash on the balance sheet.

JOYCE GORDON

When investors think about dividend investing, their thoughts may first turn to historically higher yielding but low-growth industries like utilities. However, the universe of dividend-paying stocks is broader and more diverse than this impression indicates. More companies outside higher yielding industries — such as information technology and biotechnology — have embraced dividends in recent years.

These newcomers have initiated dividends as they have become more mature businesses, and in response to shareholder demand for income in a low bond-yield environment. Investment analysts and portfolio managers at Capital Group broach the topic of dividends often in meetings with management, according to portfolio manager Jim Lovelace.

“We make the pitch to companies that they should consider returning a healthy portion of profits to shareholders rather than simply trying to grow their revenues through acquisitions, which sometimes result in just making the company larger, not necessarily more profitable,” says Jim.

In pursuing its objective of providing current income and growth of income, Capital Income Builder (CIB) invests in a mix of companies on the dividend-paying spectrum. The fund invests heavily in the traditional high-dividend-paying sectors that yield more than the overall market. But the fund also targets relatively lower yielding companies with the potential to meaningfully grow dividends over time.

“CIB’s objective is delivering current income higher than that of the market and growing income at a rate faster than that of inflation,” says portfolio manager Darcy Kopcho. “And some of the higher yielding equities don’t grow; so they do meet that objective of paying out high current income but they don’t grow that income. And so we really need a mix in CIB of lower yielding stocks with higher growth, and higher yielding stocks with lower growth.”

Targeting dividend-growing stocks, such as the dividend newcomers in the information technology and biotech industries, is important for CIB. These “dividend growers” have tended to be less volatile than the market as a whole, adding stability to the fund.

“Companies that are growing dividends tend to be stronger-than-average companies that have more cash on the balance sheet,” says portfolio manager Joyce Gordon. “So they tend to weather the storm a little better than companies that are extremely leveraged.”

Additionally, “in this low interest rate environment, everyone is looking for good yield,” she says. “So finding a dividend-growing company that has not yet been discovered by the market can be an opportunity for price appreciation, as well as growing dividends.”

Tech turns to dividends

Information technology firms traditionally have been averse to paying dividends, believing that to do so would communicate that they were not confident about future growth prospects.

However, the environment for information technology companies has changed significantly since the 1980s and 1990s, when the use of the PC and the internet grew rapidly. Now that both areas of technology have penetrated most markets, many decades-old IT firms are not reinvesting as much of their profits back into the business or making as many acquisitions — leaving more cash to return to shareholders.

“Years ago, these companies were in the early stages of building out their business models, a process that is very expensive and requires a lot of cash,” Darcy says. “As more mature companies, they now generate more free cash flow than they did in the early years of their formation. At the same time, shareholders — including those of us at Capital — have been persistent in asking managements to think about total return in the form of dividends instead of share repurchases.”

Some ill-timed share repurchases during the dot-com era taught IT companies the value of returning cash to shareholders versus buying back stock, she explains. “I think many IT companies now have a better understanding that cash paid out is a sure thing for shareholders — versus share repurchases, which may or may not add value.”

Microsoft comes around

Microsoft is one IT company that has embraced dividends. The company began paying a modest regular dividend in 2004, but began increasing it substantially in the past several years. As Microsoft matured, its growth slowed, causing it to consider paying more in dividends, relates equity investment analyst Cheryl Frank.

Capital Income Builder	7

We make the pitch to companies that they should consider returning a healthy portion of profits to shareholders rather than simply trying to grow their revenues through acquisitions.

JIM LOVELACE

“They were generating so much cash flow, which they weren’t able to fully utilize,” she says. “And so it made sense for them to pay a dividend. They are committed to growing that dividend over time.”

Cheryl adds that Microsoft’s recent successes leave it well positioned to remain capable of growing its dividend over time. In the last few years, the company has strengthened its focus on its enterprise business segment, especially in the area of cloud computing, in which businesses store information over the internet rather than on computer hard drives or local servers. Microsoft’s cloud computing platform benefits from the company’s global footprint of servers and the integration of its Office suite. Moreover, Microsoft has been able to generate more revenue from flagship products like the Xbox gaming system and Office suite by adopting subscription-based business models.

Semiconductors enter dividends

Another industry that has embraced dividends in recent years is semiconductor companies such as Intel and Texas Instruments. Twenty to 30 years ago, the companies felt that paying a dividend would signal to the market and to potential employees that they would not grow rapidly. However, over the last 20 years, as PC sales (and prices) continued to slump and the smartphone market has become more saturated, the companies came to understand that they were more mature businesses, says equity investment analyst Isaac Sudit.

“The companies began to realize that growth prospects were diminished. We saw this coming, and we engaged with managements, trying to point out to them

Results are based on the weighted average of total returns in USD (with gross dividends reinvested) of a global universe of companies for the period December 31, 1989, to December 31, 2015. The Global Universe consisted of the 1,000 largest companies in the MSCI IMI indexes for North America (50% weight), Europe (25%), Japan (10%) and the 500 largest companies for emerging markets (10%) and Pacific ex Japan (5%) starting in January 2005 (company-level data were not available prior to 2005). For the period December 1989 to December 2004, the global universe consisted of the 1,000 largest companies in the S&P Global BMI indexes for North America, Europe and Japan and the 500 largest companies for emerging markets and Pacific ex Japan (with the same geographic weighting). The universe constituents were updated and rebalanced quarterly. A company was classified as a “dividend payer” if it paid a dividend during the previous 12 months. A company was classified as a “dividend grower” (a subset of payers) if its trailing 12-month dividend per share increased relative to one year earlier. Volatility reflects annualized standard deviation of monthly total returns. Past results are not predictive of results in future periods. Sources: FactSet, Compustat, Worldscope, MSCI, Capital Group.

8	Capital Income Builder

that if there was ever a time to start paying dividends, it was now — and if not, that time was coming,” he says.

A similar story played out at Qualcomm, which licenses technology to smartphone makers to power cellular communication. After the company’s shares began declining amid fears that the global smartphone market was becoming saturated, the company realized that paying a dividend was a way to support the stock.

“Management realized that paying a dividend was one way to communicate confidence in their business to the market,” Isaac says.

Although semiconductor companies like Texas Instruments and Intel are mature and not experiencing the meteoric growth they did during the PC boom, the semiconductor industry still has a lot of growth potential. For example, cloud computing providers like Amazon and Google have built huge data centers to house hundreds of servers — many of which are run using Intel microprocessors. Isaac believes that the market had not fully appreciated the growth potential in Intel’s data center business.

“This was an emerging business for Intel,” notes Isaac. “Because the market was so fixated on slowing PC sales, it did not realize that the data center business was going to be as large a piece of business as PCs for the company.”

In addition to cloud computing, semiconductor growth also should be supported by the integration of technology into more products, such as cars, wearable technology, and “smart” homes and appliances.

Another semiconductor company in which CIB is invested, Taiwan Semiconductor Manufacturing Company (TSMC), has taken advantage of a transformation in its industry over the last 20 years. Semiconductor companies used to both design and manufacture chips. However, the high cost of building state-of-the-art manufacturing plants makes it uneconomical for many firms to do both. As a result, most chip designers outsource manufacturing to independent foundries like TSMC, which has become a manufacturing powerhouse.

That success has fueled dividend growth at the company, explains equity investment analyst Irfan Furniturewala.

“Taiwan Semiconductor has a strong shareholder focus,” says Irfan. “Capital allocation is a strength of this company. So the company wants to make sure it invests enough into the business to serve customers but at the same time it recognizes the need to provide an income stream back to shareholders.”

U.S. semiconductor firm Xilinx has also capitalized on the evolution of its industry. As semiconductors have steadily advanced, the cost of designing a chip from scratch has risen. This has made prototyping chips for devices more expensive for electronics and industrial companies. That’s where Xilinx comes in. Xilinx makes programmable logic devices, which are essentially “do-it-yourself” kits containing semiconductors and software that electronics and industrial companies can use to design and program a prototype chip for testing in their devices — at much lower cost than if they had designed the chips from scratch.

The company enjoys healthy operating margins and benefits from a lack of competition and large barriers to

Capital Income Builder	9

Shareholders — including those of us at Capital — have been persistent in asking managements to think about total return in the form of dividends instead of share repurchases.

DARCY KOPCHO

entry — factors that give Irfan confidence that the company should be able to sustain and potentially grow its dividend.

Capturing growth opportunities

In addition to targeting newcomers to the dividend-paying universe, CIB also is seeking to identify long-standing dividend payers that could be positioned for growth based on breakthrough products. These include pharmaceutical firms that are working to develop cutting-edge blockbuster drugs. In recent years, drug companies have made important advances in such treatments as immunotherapy, which harnesses the patient’s own immune system to fight diseases like rheumatoid arthritis and cancer. Drug companies are also continuing to develop cancer therapies that target specific cancer-related mutations or that alter the micro-environment surrounding tumors.

“The exciting thing about the bio-pharmaceutical industry is that we are seeing a renaissance in R&D that is driving new scientific discoveries and eventually new drugs in areas like oncology and inflammation,” notes equity investment analyst Skye Drynan. “These are such large markets that they can be massive needle-movers even for very large companies.”

Investing in dividend-paying drug companies can be a prudent way to seek to capitalize on potential blockbuster treatments, according to Darcy. That’s because shareholders can capture a dividend as they wait to see whether the experimental drugs are successful.

“That’s a much different approach than buying a biotech company that doesn’t generate revenue — and therefore pays no dividend — in the hope that their trials will succeed,” Darcy says.

Although large pharmaceutical companies have long paid dividends, biotechnology firms historically have not. However, a few have initiated dividends as their business models have matured, adds Jim. “These biotech companies seem to be emerging out of their high-growth, high-reinvestment phase to more of a cash-generative phase,” he says.

For biotech firm Amgen, shareholder demand and changes in its business encouraged the company to initiate a dividend in 2011, notes equity investment analyst Craig Gordon. The company has grown it significantly since then.

“There was a change in how management thought about the business — not that

Source: FactSet. As of September 30, 2016.

10	Capital Income Builder

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at Capital Income Builder’s portfolio through the revenue lens. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Capital Income Builder Geographic Exposure

Equity portion breakdown by domicile (%)

	Region	Fund
■	United States	53%
■	Canada	5
■	Europe	33
■	Japan	1
■	Asia-Pacific ex. Japan	5
■	Emerging markets	3
	Total	100%

Equity portion breakdown by revenue (%)

	Region	Fund
■	United States	43%
■	Canada	5
■	Europe	24
■	Japan	3
■	Asia-Pacific ex. Japan	5
■	Emerging markets	20
	Total	100%

Source: Capital Group (as of October 31, 2016).

they wouldn’t grow, but they are just a different company now,” Craig says. “They also recognized that they need to be competitive with their peer groups, who are paying dividends.”

Several factors contributed to the company’s paying a dividend, he explains. Amgen’s base business has become more durable due to pricing power and lack of competition, and the company has become leaner by cutting expenses. These changes have generated cash that can be used for dividends, he says. In addition, the company has a robust drug pipeline and has built out a global sales organization to market its treatments.

Looking for undiscovered companies

From IT companies to pharmaceutical firms, CIB is seeking out companies that have the willingness and the wherewithal to increase dividends over time. Both factors — capacity and commitment — are key ingredients in the fund’s active approach to income investing. Investment analysts and portfolio managers seek to identify companies that meet both criteria based on fundamental research and conversations with management.

“Sometimes these companies have not yet been discovered by the market,” Joyce says. “So if we can find companies that are poised to grow their dividends, and we invest in them early on in that process, these companies can be a really good deal for shareholders — providing a rising stream of income, along with price appreciation potential.” ■

Capital Income Builder	11

Summary investment portfolio October 31, 2016

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	57.71%
United Kingdom	14.96
Euro zone*	7.62
Canada	4.45
Switzerland	2.90
Hong Kong	1.79
Singapore	1.45
Taiwan	1.14
Japan	1.12
Other countries	3.84
Short-term securities & other assets less liabilities	3.02

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Italy, the Netherlands, Portugal and Spain.

Common stocks 79.21%	Shares	Value (000)
Consumer staples 14.24%
Philip Morris International Inc.	37,541,798	$3,620,531
Altria Group, Inc.	32,600,305	2,155,532
Coca-Cola Co.	38,844,000	1,646,986
Imperial Brands PLC	30,790,552	1,490,734
Reynolds American Inc.	21,881,257	1,205,220
British American Tobacco PLC	15,117,376	868,100
Nestlé SA	11,204,110	812,384
Procter & Gamble Co.	8,071,420	700,599
Kraft Heinz Co.	4,803,766	427,295
Other securities		1,229,878
		14,157,259

Utilities 10.10%
National Grid PLC	137,374,487	1,790,759
SSE PLC[1]	78,291,002	1,524,626
Dominion Resources, Inc.	16,051,888	1,207,102
Duke Energy Corp.	10,740,209	859,432
EDP - Energias de Portugal, SA1	242,838,428	802,660
Southern Co.	13,904,424	717,051
Iberdrola, SA, non-registered shares	94,269,403	642,534
Other securities		2,489,636
		10,033,800

Health care 8.42%
AbbVie Inc.	34,239,801	1,909,896
Amgen Inc.	10,960,003	1,547,114
GlaxoSmithKline PLC	73,735,109	1,460,725
Novartis AG	18,207,743	1,295,362
AstraZeneca PLC	8,046,600	451,874
AstraZeneca PLC (ADR)	7,895,700	223,606
Pfizer Inc.	17,617,800	558,660
Other securities		924,651
		8,371,888

Telecommunication services 8.24%
Verizon Communications Inc.	53,783,533	2,586,988
AT&T Inc.	36,458,877	1,341,322
Singapore Telecommunications Ltd.	389,897,631	1,087,369
Vodafone Group PLC	290,091,764	798,203
CenturyLink, Inc.	15,974,978	424,615
Other securities		1,952,100
		8,190,597

12	Capital Income Builder

	Shares	Value (000)
Financials 7.54%
Sampo Oyj, Class A1	29,229,310	$1,340,252
BNP Paribas SA	8,838,249	512,664
Swedbank AB, Class A	17,007,555	398,443
JPMorgan Chase & Co.	5,748,400	398,134
CME Group Inc., Class A	3,910,149	391,406
Other securities		4,448,396
		7,489,295

Energy 7.46%
Royal Dutch Shell PLC, Class B	44,716,600	1,157,605
Royal Dutch Shell PLC, Class A (GBP denominated)	12,151,795	303,202
Royal Dutch Shell PLC, Class B (ADR)	2,625,000	137,314
Royal Dutch Shell PLC, Class A (ADR)	49,143	2,448
Exxon Mobil Corp.	13,322,600	1,110,039
Chevron Corp.	9,924,600	1,039,602
Suncor Energy Inc.	21,888,518	656,835
BP PLC	74,052,421	438,426
TOTAL SA	8,731,091	419,037
Other securities		2,154,891
		7,419,399

Industrials 6.08%
Lockheed Martin Corp.	5,172,774	1,274,468
Abertis Infraestructuras, SA, Class A	47,468,263	704,765
General Electric Co.	22,628,400	658,486
Boeing Co.	4,378,046	623,565
Caterpillar Inc.	7,133,200	595,337
Other securities		2,186,225
		6,042,846

Information technology 5.16%
International Business Machines Corp.	5,433,100	835,013
Taiwan Semiconductor Manufacturing Co., Ltd.	124,132,000	741,468
Intel Corp.	19,863,000	692,623
Texas Instruments Inc.	7,374,400	522,476
Other securities		2,341,057
		5,132,637

Real estate 4.41%
Crown Castle International Corp.	15,449,405	1,405,741
Other securities		2,980,558
		4,386,299

Consumer discretionary 4.25%
Las Vegas Sands Corp.	14,858,200	859,993
McDonald’s Corp.	3,746,300	421,721
Other securities		2,937,317
		4,219,031

Materials 1.98%
Rio Tinto PLC	13,477,000	468,400
Agrium Inc.	4,309,500	395,698
Other securities		1,103,631
		1,967,729

Miscellaneous 1.33%
Other common stocks in initial period of acquisition		1,321,269

Total common stocks (cost: $71,701,013,000)		78,732,049

Preferred securities 0.02%
Financials 0.02%
Other securities		13,520

Total preferred securities (cost: $17,994,000)		13,520

Capital Income Builder	13

Rights & warrants 0.00%	Shares	Value (000)
Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		$247

Total rights & warrants (cost: $218,000)		247

Convertible stocks 0.48%
Utilities 0.20%
Dominion Resources, Inc., convertible preferred, Series A, units	3,968,702	199,825

Real estate 0.14%
Other securities		135,431

Miscellaneous 0.14%
Other convertible stocks in initial period of acquisition		145,234

Total convertible stocks (cost: $457,059,000)		480,490

Bonds, notes & other debt instruments 17.27%	Principal amount (000)
U.S. Treasury bonds & notes 6.81%
U.S. Treasury 5.49%
U.S. Treasury 0.75%–8.88% 2016–2046	$4,956,575	5,451,245

U.S. Treasury inflation-protected securities 1.32%
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2017–2044[2]	1,244,934	1,314,750

Total U.S. Treasury bonds & notes		6,765,995

Corporate bonds & notes 6.62%
Energy 1.16%
Chevron Corp. 2.10%–2.95% 2021–2026	36,810	37,302
Exxon Mobil Corp. 2.222% 2021	7,750	7,870
Royal Dutch Shell PLC 1.75%–3.75% 2021–2046	15,060	14,786
Shell International Finance BV 1.88%–4.00% 2021–2046	21,380	21,314
Other securities		1,070,487
		1,151,759

Telecommunication services 0.94%
AT&T Inc. 4.13%–8.25% 2026–2048[3]	42,962	44,822
Verizon Communications Inc. 1.23%–4.52% 2017–2048[4]	66,079	63,969
Other securities		828,672
		937,463

Health care 0.92%
AbbVie Inc. 2.30%–4.45% 2020–2046	82,530	82,929
Amgen Inc. 1.85%–4.40% 2021–2045	39,775	39,107
Novartis Securities Investment Ltd. 5.125% 2019	15,000	16,261
Other securities		776,779
		915,076

Utilities 0.50%
Dominion Resources, Inc. 4.104% 2021[5]	12,838	13,751
Virginia Electric and Power Co. 2.95%–3.45% 2022–2024	9,105	9,590
Other securities		474,229
		497,570

Consumer staples 0.43%
Altria Group, Inc. 2.63%–9.25% 2019–2046	34,614	36,726
Coca-Cola Co. 3.30% 2021	2,000	2,143
Philip Morris International Inc. 1.88%–4.25% 2021–2044	15,130	15,586
Reynolds American Inc. 2.30%–6.15% 2018–2045	83,200	95,155
Other securities		276,973
		426,583

14	Capital Income Builder

	Principal amount (000)	Value (000)
Industrials 0.33%
Lockheed Martin Corp. 1.85%–4.70% 2018–2046	$32,305	$34,582
Other securities		297,333
		331,915

Real estate 0.30%
Crown Castle International Corp. 2.25%–4.88% 2021–2022	8,050	8,027
Other securities		286,516
		294,543

Information technology 0.18%
International Business Machines Corp. 3.375% 2023	5,000	5,339
Other securities		179,355
		184,694

Other 1.86%
Other securities		1,846,119

Total corporate bonds & notes		6,585,722

Mortgage-backed obligations 2.88%
Federal agency mortgage-backed obligations 2.75%
Fannie Mae 0%–7.50% 2017–2047[4,5,6]	1,066,794	1,148,273
Freddie Mac 0%–6.50% 2019–2047[4,5]	867,913	919,992
Other securities		681,618
		2,749,883

Other 0.13%
Other securities		109,841

Total mortgage-backed obligations		2,859,724

Federal agency bonds & notes 0.16%
Fannie Mae 2.125% 2026	37,230	37,309
Freddie Mac 1.00%–5.50% 2017–2019	114,400	116,615
Other securities		3,039

Total federal agency bonds & notes		156,963

Other 0.80%
Other securities		795,235

Total bonds, notes & other debt instruments (cost: $16,778,513,000)		17,163,639

Short-term securities 2.63%
Chevron Corp. 0.47%–0.58% due 12/1/2016–1/6/2017[3]	127,400	127,302
Coca-Cola Co. 0.52% due 12/16/2016[3]	75,000	74,959
ExxonMobil Corp. 0.41%–0.54% due 11/2/2016–12/19/2016	100,000	99,968
Fannie Mae 0.60% due 1/3/2017	100,000	99,950
Federal Home Loan Bank 0.26%–0.44% due 11/18/2016–3/1/2017	725,000	724,571
Freddie Mac 0.45%–0.50% due 2/17/2017–5/15/2017	150,000	149,748
IBM Corp. 0.42%–0.63% due 11/7/2016–12/27/2016[3]	180,650	180,556
U.S. Treasury Bills 0.33% due 1/19/2017	100,000	99,936
Other securities		1,056,596

Total short-term securities (cost: $2,613,327,000)		2,613,586
Total investment securities 99.61% (cost: $91,568,124,000)		99,003,531
Other assets less liabilities 0.39%		388,933

Net assets 100.00%		$99,392,464

Capital Income Builder	15

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities including holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $43,421,000, which represented .04% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $74,986,000, which represented .08% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $569,809,000.

					Unrealized
					appreciation
			Contract amount		(depreciation)
			Receive	Deliver	at 10/31/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
British pounds	12/7/2016	JPMorgan Chase	$130,907	£102,582	$ 5,244
British pounds	12/7/2016	Citibank	$195,573	£160,000	(427)
Euros	11/16/2016	Citibank	$318,764	€282,500	8,453
South African rand	1/6/2017	Barclays Bank PLC	$8,505	ZAR118,700	(177)
South African rand	1/6/2017	Barclays Bank PLC	$8,481	ZAR118,700	(200)
South African rand	1/6/2017	Barclays Bank PLC	$9,675	ZAR136,275	(292)
					$12,601

16	Capital Income Builder

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended October 31, 2016, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	10/31/2016
	shares	Additions	Reductions	shares	(000)	(000)
SSE PLC	76,658,002	1,633,000	—	78,291,002	$94,408	$1,524,626
Sampo Oyj, Class A	23,972,801	5,256,509	—	29,229,310	68,227	1,340,252
EDP - Energias de Portugal, SA	230,413,901	20,766,988	8,342,461	242,838,428	52,563	802,660
Six Flags Entertainment Corp.	6,081,400	79,000	—	6,160,400	14,289	342,826
VTech Holdings Ltd.	16,512,300	3,577,000	—	20,089,300	7,829	246,598
Greene King PLC	24,691,512	—	—	24,691,512	10,709	221,077
Vanguard International Semiconductor Corp.[7]	56,371,446	35,304,279	—	91,675,725	5,770	187,085
Whitecap Resources Inc.[7]	8,112,000	13,273,000	—	21,385,000	4,013	170,914
Mercury General Corp.	2,809,700	100,000	—	2,909,700	7,030	158,491
Covanta Holding Corp.[7]	2,700,000	7,547,332	—	10,247,332	9,269	153,710
TalkTalk Telecom Group PLC	56,376,217	—	5,031,217	51,345,000	11,568	127,955
DineEquity, Inc.	1,167,500	307,500	—	1,475,000	5,184	116,673
AA PLC	25,551,116	11,268,561	—	36,819,677	3,719	115,417
Moneysupermarket.com Group PLC	28,508,401	7,080,000	—	35,588,401	3,981	114,084
Ratchaburi Electricity Generating Holding PCL	77,350,000	—	—	77,350,000	4,992	110,508
Tesco Lotus Retail Growth Freehold and Leasehold Property Fund	145,255,000	—	—	145,255,000	3,589	75,953
Marston’s PLC	37,254,228	4,630,000	—	41,884,228	4,117	68,543
Gannett Co., Inc.	9,191,300	—	643,900	8,547,400	5,676	66,413
Convenience Retail Asia Ltd.	51,330,000	—	—	51,330,000	1,487	27,400
Leifheit AG, non-registered shares	320,000	—	—	320,000	982	20,726
Canyon Services Group Inc.[8]	3,645,500	—	3,645,500	—	—	—
Glow Energy PCL[8]	84,822,200	—	17,185,700	67,636,500	13,713	—
TDC A/S8,9	53,982,555	—	53,982,555	—	—	—
Veresen Inc.[8]	15,072,100	520,200	4,963,300	10,629,000	9,778	—
					$342,893	$5,991,911

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $2,930,562,000, which represented 2.95% of the net assets of the fund.
[4]	Coupon rate may change periodically.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Purchased on a TBA basis.
[7]	This security was an unaffiliated issuer in its initial period of acquisition at 10/31/2015; it was not publicly disclosed.
[8]	Unaffiliated issuer at 10/31/2016.
[9]	Security did not produce income during the last 12 months.

Key to abbreviations and symbols

ADR = American Depositary Receipts

€ = Euros

GBP/£ = British pounds

TBA = To-be-announced

ZAR = South African rand

See Notes to Financial Statements

Capital Income Builder	17

Financial statements

Statement of assets and liabilities at October 31, 2016	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $85,331,120)	$93,011,620
Affiliated issuers (cost: $6,237,004)	5,991,911	$99,003,531
Cash		174
Cash denominated in currencies other than U.S. dollars (cost: $13,152)		13,131
Unrealized appreciation on open forward currency contracts		13,697
Receivables for:
Sales of investments	786,524
Sales of fund’s shares	130,388
Closed forward currency contracts	706
Dividends and interest	337,856
Other	494	1,255,968
		100,286,501
Liabilities:
Unrealized depreciation on open forward currency contracts		1,096
Payables for:
Purchases of investments	678,645
Repurchases of fund’s shares	155,881
Investment advisory services	16,577
Services provided by related parties	32,227
Trustees’ deferred compensation	1,472
Other	8,139	892,941
Net assets at October 31, 2016		$99,392,464

Net assets consist of:
Capital paid in on shares of beneficial interest		$94,911,613
Distributions in excess of net investment income		(103,080)
Accumulated net realized loss		(2,862,564)
Net unrealized appreciation		7,446,495
Net assets at October 31, 2016		$99,392,464

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,729,153 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$69,127,342	1,202,602		$57.48
Class B	87,470	1,514		57.77
Class C	5,822,394	101,241		57.51
Class F-1	4,337,739	75,466		57.48
Class F-2	7,505,525	130,638		57.45
Class 529-A	2,142,808	37,289		57.47
Class 529-B	8,384	145		57.72
Class 529-C	665,121	11,579		57.44
Class 529-E	88,820	1,546		57.47
Class 529-F-1	75,427	1,312		57.48
Class R-1	133,706	2,327		57.46
Class R-2	628,353	10,936		57.46
Class R-2E	11,511	201		57.30
Class R-3	992,492	17,271		57.47
Class R-4	750,952	13,069		57.46
Class R-5E	10	—	*	57.45
Class R-5	208,389	3,624		57.50
Class R-6	6,806,021	118,393		57.49

*	Amount less than one thousand.

See Notes to Financial Statements

18	Capital Income Builder

Statement of operations for the year ended October 31, 2016	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $93,221; also includes $342,893 from affiliates)	$3,338,718
Interest (net of non-U.S. taxes of $16)	519,111	$3,857,829
Fees and expenses*:
Investment advisory services	227,702
Distribution services	268,270
Transfer agent services	93,476
Administrative services	21,009
Reports to shareholders	3,767
Registration statement and prospectus	2,715
Trustees’ compensation	481
Auditing and legal	4,604
Custodian	5,229
Other	2,721	629,974
Net investment income		3,227,855

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments (includes $262,338 net loss from affiliates)	(349,361)
Forward currency contracts	72,664
Currency transactions	(16,215)	(292,912)
Net unrealized (depreciation) appreciation on:
Investments	(320,981)
Forward currency contracts	14,316
Currency translations	(225)	(306,890)
Net realized loss and unrealized depreciation		(599,802)

Net increase in net assets resulting from operations		$2,628,053

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended October 31
	2016	2015
Operations:
Net investment income	$3,227,855	$3,179,262
Net realized (loss) gain	(292,912)	2,093,740
Net unrealized depreciation	(306,890)	(6,037,615)
Net increase (decrease) in net assets resulting from operations	2,628,053	(764,613)

Dividends paid to shareholders from net investment income	(3,399,496)	(3,830,363)

Net capital share transactions	3,000,237	4,965,294

Total increase in net assets	2,228,794	370,318

Net assets:
Beginning of year	97,163,670	96,793,352
End of year (including distributions in excess of net investment income: $(103,080) and $(75,750), respectively)	$99,392,464	$97,163,670

See Notes to Financial Statements

Capital Income Builder	19

Notes to financial statements

1. Organization

Capital Income Builder (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Growth of capital is a secondary objective.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*	Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

20	Capital Income Builder

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment

Capital Income Builder	21

adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2016 (dollars in thousands):

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer staples	$14,157,259	$—	$—	$14,157,259
Utilities	10,033,800	—	—	10,033,800
Health care	8,371,888	—	—	8,371,888
Telecommunication services	8,190,597	—	—	8,190,597
Financials	7,489,295	—	—	7,489,295
Energy	7,419,399	—	—	7,419,399
Industrials	6,042,846	—	—	6,042,846
Information technology	5,132,637	—	—	5,132,637
Real estate	4,384,237	2,062	—	4,386,299
Consumer discretionary	4,219,031	—	—	4,219,031
Materials	1,967,729	—	—	1,967,729
Miscellaneous	1,321,269	—	—	1,321,269
Preferred securities	5,212	8,308	—	13,520
Rights & warrants	247	—	—	247
Convertible stocks	480,490	—	—	480,490
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	6,765,995	—	6,765,995
Corporate bonds & notes	—	6,585,722	—	6,585,722
Mortgage-backed obligations	—	2,859,724	—	2,859,724
Federal agency bonds & notes	—	156,963	—	156,963
Other	—	755,343	39,892	795,235
Short-term securities	—	2,613,586	—	2,613,586
Total	$79,215,936	$19,747,703	$39,892	$99,003,531

22	Capital Income Builder

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$13,697	$—	$13,697
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1,096)	—	(1,096)
Total	$—	$12,601	$—	$12,601

*	Securities with a value of $27,128,419,000, which represented 27.29% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Capital Income Builder	23

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, October 31, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$13,697	Unrealized depreciation on open forward currency contracts	$1,096
Forward currency	Currency	Receivables for closed forward currency contracts	706	Payables for closed forward currency contracts	—
			$14,403		$1,096

		Net realized gain		Net unrealized appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$72,664	Net unrealized appreciation on forward currency contracts	$14,316

Collateral — The fund participates in a collateral program due to its use of forward currency contracts and future delivery contracts. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for the fund to either receive or pledge

24	Capital Income Builder

collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2016, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Citibank	$9,159	$(427)	$(8,732)	$—	$—
JPMorgan Chase	5,244	—	(5,244)	—	—
Total	$14,403	$(427)	$(13,976)	$—	$—
Liabilities:
Barclays Bank PLC	$669	$—	$—	$—	$669
Citibank	427	(427)	—	—	—
Total	$1,096	$(427)	$—	$—	$669

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, by state tax authorities for tax years before 2011 and by tax authorities outside the U.S. for tax years before 2009.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; amortization of premiums and discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

Capital Income Builder	25

During the year ended October 31, 2016, the fund reclassified $47,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest and $144,358,000 from accumulated net realized loss to distributions in excess of net investment income to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after October 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income		$375,461
Capital loss carryforward*:
No expiration	$(400,109)
Expiring 2017	(2,587,903)	(2,988,012)

Gross unrealized appreciation on investment securities		12,042,986
Gross unrealized depreciation on investment securities		(4,948,628)
Net unrealized appreciation on investment securities		7,094,358
Cost of investment securities		91,909,173

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31
Share class	2016		2015
Class A	$2,449,842		$2,811,410
Class B	5,543		19,622
Class C	165,318		214,059
Class F-1	144,139		148,745
Class F-2	224,843		205,163
Class 529-A	73,351		86,316
Class 529-B	425		1,291
Class 529-C	17,870		22,391
Class 529-E	2,861		3,401
Class 529-F-1	2,561		2,902
Class R-1	3,811		4,771
Class R-2	17,620		23,343
Class R-2E	137		6
Class R-3	30,988		37,385
Class R-4	22,961		23,362
Class R-5E*	—	†
Class R-5	12,087		16,802
Class R-6	225,139		209,394
Total	$3,399,496		$3,830,363

*	Class R-5E shares were offered beginning November 20, 2015.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.110% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $100,000,000 of the fund’s monthly gross income and decreasing to

26	Capital Income Builder

2.50% on such income in excess of $100,000,000. For the year ended October 31, 2016, the investment advisory services fee was $227,702,000, which was equivalent to an annualized rate of 0.232% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From November 1, 2015 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

Capital Income Builder	27

For the year ended October 31, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$169,710	$68,220		$6,975		Not applicable
Class B	2,188	253		Not applicable		Not applicable
Class C	61,043	5,986		3,059		Not applicable
Class F-1	10,398	5,137		2,086		Not applicable
Class F-2	Not applicable	6,308		3,039		Not applicable
Class 529-A	4,811	1,744		1,074		$1,764
Class 529-B	174	20		9		15
Class 529-C	6,716	589		339		557
Class 529-E	446	32		45		74
Class 529-F-1	—	57		35		58
Class R-1	1,404	147		70		Not applicable
Class R-2	4,820	2,310		324		Not applicable
Class R-2E	30	10		2		Not applicable
Class R-3	4,903	1,630		492		Not applicable
Class R-4	1,627	704		327		Not applicable
Class R-5E*	Not applicable	—	†	—	†	Not applicable
Class R-5	Not applicable	202		162		Not applicable
Class R-6	Not applicable	127		2,971		Not applicable
Total class-specific expenses	$268,270	$93,476		$21,009		$2,468

*	Class R-5E shares were offered beginning November 20, 2015.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $481,000 in the fund’s statement of operations reflects $344,000 in current fees (either paid in cash or deferred) and a net increase of $137,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

28	Capital Income Builder

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2016

Class A	$6,406,158	112,021		$2,382,869	41,880		$(9,167,996)	(159,692)	$(378,969)	(5,791)
Class B	1,843	32		5,474	97		(306,824)	(5,365)	(299,507)	(5,236)
Class C	897,986	15,687		160,353	2,816		(1,552,478)	(27,071)	(494,139)	(8,568)
Class F-1	1,102,047	19,242		139,055	2,443		(861,777)	(15,011)	379,325	6,674
Class F-2	3,535,895	61,158		205,284	3,605		(1,452,288)	(25,319)	2,288,891	39,444
Class 529-A	217,113	3,791		73,336	1,289		(301,636)	(5,247)	(11,187)	(167)
Class 529-B	335	6		424	7		(21,622)	(378)	(20,863)	(365)
Class 529-C	76,400	1,335		17,866	314		(118,114)	(2,057)	(23,848)	(408)
Class 529-E	10,021	175		2,859	50		(14,202)	(247)	(1,322)	(22)
Class 529-F-1	16,662	288		2,560	45		(12,499)	(217)	6,723	116
Class R-1	19,646	343		3,805	67		(34,944)	(607)	(11,493)	(197)
Class R-2	130,466	2,281		17,581	309		(194,120)	(3,392)	(46,073)	(802)
Class R-2E	21,254	366		137	2		(9,948)	(169)	11,443	199
Class R-3	229,441	3,997		30,883	542		(253,080)	(4,418)	7,244	121
Class R-4	293,727	5,084		22,950	403		(161,837)	(2,827)	154,840	2,660
Class R-5E2	10	—	[3]	—	—		—	—	10	— [3]
Class R-5	85,173	1,494		12,077	213		(279,924)	(4,875)	(182,674)	(3,168)
Class R-6	1,765,044	30,814		225,137	3,953		(368,345)	(6,454)	1,621,836	28,313
Total net increase (decrease)	$14,809,221	258,114		$3,302,650	58,035		$(15,111,634)	(263,346)	$3,000,237	52,803

Year ended October 31, 2015

Class A	$7,198,792	120,817		$2,734,420	46,458		$(6,889,462)	(116,072)	$3,043,750	51,203
Class B	4,878	81		19,334	326		(450,385)	(7,525)	(426,173)	(7,118)
Class C	1,056,511	17,702		207,251	3,512		(1,610,507)	(27,046)	(346,745)	(5,832)
Class F-1	1,241,853	20,803		143,346	2,437		(660,258)	(11,137)	724,941	12,103
Class F-2	1,649,536	27,713		184,494	3,140		(807,568)	(13,678)	1,026,462	17,175
Class 529-A	237,458	3,982		86,292	1,466		(278,715)	(4,688)	45,035	760
Class 529-B	1,010	17		1,290	22		(25,458)	(426)	(23,158)	(387)
Class 529-C	85,717	1,438		22,384	380		(107,783)	(1,815)	318	3
Class 529-E	10,361	174		3,401	58		(12,492)	(210)	1,270	22
Class 529-F-1	14,614	245		2,902	49		(14,939)	(251)	2,577	43
Class R-1	27,493	462		4,764	81		(31,130)	(524)	1,127	19
Class R-2	138,235	2,323		23,295	395		(198,678)	(3,345)	(37,148)	(627)
Class R-2E	124	1		5	—	[3]	(84)	(1)	45	— [3]
Class R-3	221,671	3,724		37,253	633		(265,518)	(4,472)	(6,594)	(115)
Class R-4	152,429	2,568		23,346	397		(127,023)	(2,139)	48,752	826
Class R-5	99,452	1,662		16,785	285		(84,017)	(1,422)	32,220	525
Class R-6	1,482,960	24,930		209,393	3,561		(813,738)	(13,720)	878,615	14,771
Total net increase (decrease)	$13,623,094	228,642		$3,719,955	63,200		$(12,377,755)	(208,471)	$4,965,294	83,371

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $39,571,460,000 and $36,500,468,000, respectively, during the year ended October 31, 2016.

Capital Income Builder	29

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]	Ratio of net income to average net assets[2]
Class A:
Year ended 10/31/2016	57.96	1.91	(.37)	1.54	(2.02)	57.48	2.74	69,127	.60	3.34
Year ended 10/31/2015	60.76	1.97	(2.38)	(.41)	(2.39)	57.96	(.69)	70,041	.59	3.31
Year ended 10/31/2014	58.25	2.64	2.28	4.92	(2.41)	60.76	8.64	70,314	.62	4.44
Year ended 10/31/2013	52.75	1.85	5.88	7.73	(2.23)	58.25	14.99	65,602	.61	3.35
Year ended 10/31/2012	49.34	1.87	3.67	5.54	(2.13)	52.75	11.48	58,027	.63	3.68
Class B:
Year ended 10/31/2016	58.13	1.48	(.37)	1.11	(1.47)	57.77	1.95	87	1.36	2.58
Year ended 10/31/2015	60.87	1.52	(2.38)	(.86)	(1.88)	58.13	(1.43)	392	1.34	2.53
Year ended 10/31/2014	58.33	2.25	2.22	4.47	(1.93)	60.87	7.83	844	1.38	3.79
Year ended 10/31/2013	52.79	1.42	5.90	7.32	(1.78)	58.33	14.12	1,207	1.37	2.59
Year ended 10/31/2012	49.36	1.50	3.66	5.16	(1.73)	52.79	10.64	1,613	1.38	2.94
Class C:
Year ended 10/31/2016	57.98	1.46	(.37)	1.09	(1.56)	57.51	1.92	5,822	1.40	2.54
Year ended 10/31/2015	60.77	1.50	(2.39)	(.89)	(1.90)	57.98	(1.48)	6,367	1.38	2.51
Year ended 10/31/2014	58.25	2.17	2.27	4.44	(1.92)	60.77	7.78	7,027	1.42	3.66
Year ended 10/31/2013	52.75	1.40	5.88	7.28	(1.78)	58.25	14.06	7,159	1.41	2.55
Year ended 10/31/2012	49.34	1.47	3.66	5.13	(1.72)	52.75	10.60	6,970	1.43	2.89
Class F-1:
Year ended 10/31/2016	57.96	1.87	(.37)	1.50	(1.98)	57.48	2.66	4,338	.67	3.26
Year ended 10/31/2015	60.77	1.93	(2.39)	(.46)	(2.35)	57.96	(.76)	3,987	.65	3.25
Year ended 10/31/2014	58.25	2.69	2.19	4.88	(2.36)	60.77	8.57	3,445	.69	4.53
Year ended 10/31/2013	52.75	1.82	5.88	7.70	(2.20)	58.25	14.93	4,065	.67	3.30
Year ended 10/31/2012	49.35	1.86	3.66	5.52	(2.12)	52.75	11.44	3,106	.66	3.65
Class F-2:
Year ended 10/31/2016	57.94	2.01	(.36)	1.65	(2.14)	57.45	2.93	7,506	.40	3.50
Year ended 10/31/2015	60.74	2.08	(2.38)	(.30)	(2.50)	57.94	(.49)	5,284	.40	3.50
Year ended 10/31/2014	58.23	2.59	2.44	5.03	(2.52)	60.74	8.86	4,496	.42	4.37
Year ended 10/31/2013	52.73	1.94	5.89	7.83	(2.33)	58.23	15.21	2,213	.41	3.52
Year ended 10/31/2012	49.32	1.98	3.67	5.65	(2.24)	52.73	11.71	2,132	.41	3.88
Class 529-A:
Year ended 10/31/2016	57.94	1.86	(.36)	1.50	(1.97)	57.47	2.66	2,143	.69	3.25
Year ended 10/31/2015	60.74	1.91	(2.38)	(.47)	(2.33)	57.94	(.80)	2,170	.68	3.22
Year ended 10/31/2014	58.23	2.58	2.28	4.86	(2.35)	60.74	8.56	2,229	.72	4.35
Year ended 10/31/2013	52.74	1.80	5.87	7.67	(2.18)	58.23	14.86	2,063	.70	3.26
Year ended 10/31/2012	49.33	1.83	3.67	5.50	(2.09)	52.74	11.39	1,805	.72	3.59
Class 529-B:
Year ended 10/31/2016	58.08	1.41	(.36)	1.05	(1.41)	57.72	1.85	8	1.49	2.47
Year ended 10/31/2015	60.83	1.45	(2.39)	(.94)	(1.81)	58.08	(1.55)	30	1.46	2.42
Year ended 10/31/2014	58.29	2.16	2.23	4.39	(1.85)	60.83	7.69	55	1.50	3.64
Year ended 10/31/2013	52.76	1.36	5.89	7.25	(1.72)	58.29	13.99	74	1.49	2.47
Year ended 10/31/2012	49.34	1.43	3.66	5.09	(1.67)	52.76	10.50	92	1.51	2.82

30	Capital Income Builder

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income to average net assets[2]
Class 529-C:
Year ended 10/31/2016	57.91	1.42	(.37)	1.05	(1.52)	57.44	1.86	665		1.46		2.48
Year ended 10/31/2015	60.71	1.45	(2.38)	(.93)	(1.87)	57.91	(1.55)	694		1.46		2.44
Year ended 10/31/2014	58.20	2.12	2.28	4.40	(1.89)	60.71	7.71	728		1.49		3.57
Year ended 10/31/2013	52.71	1.37	5.87	7.24	(1.75)	58.20	13.99	682		1.48		2.48
Year ended 10/31/2012	49.31	1.43	3.66	5.09	(1.69)	52.71	10.52	611		1.50		2.81
Class 529-E:
Year ended 10/31/2016	57.94	1.73	(.36)	1.37	(1.84)	57.47	2.42	89		.92		3.02
Year ended 10/31/2015	60.74	1.77	(2.38)	(.61)	(2.19)	57.94	(1.02)	91		.92		2.98
Year ended 10/31/2014	58.23	2.44	2.28	4.72	(2.21)	60.74	8.28	94		.95		4.11
Year ended 10/31/2013	52.73	1.66	5.89	7.55	(2.05)	58.23	14.62	88		.94		3.02
Year ended 10/31/2012	49.33	1.71	3.65	5.36	(1.96)	52.73	11.10	77		.96		3.35
Class 529-F-1:
Year ended 10/31/2016	57.96	1.99	(.37)	1.62	(2.10)	57.48	2.87	75		.46		3.47
Year ended 10/31/2015	60.76	2.05	(2.38)	(.33)	(2.47)	57.96	(.55)	69		.46		3.44
Year ended 10/31/2014	58.25	2.72	2.27	4.99	(2.48)	60.76	8.78	70		.49		4.58
Year ended 10/31/2013	52.75	1.92	5.88	7.80	(2.30)	58.25	15.14	63		.48		3.48
Year ended 10/31/2012	49.34	1.94	3.67	5.61	(2.20)	52.75	11.63	54		.50		3.81
Class R-1:
Year ended 10/31/2016	57.94	1.46	(.38)	1.08	(1.56)	57.46	1.91	134		1.40		2.54
Year ended 10/31/2015	60.73	1.49	(2.37)	(.88)	(1.91)	57.94	(1.48)	146		1.39		2.51
Year ended 10/31/2014	58.22	2.16	2.27	4.43	(1.92)	60.73	7.79	152		1.42		3.64
Year ended 10/31/2013	52.72	1.41	5.88	7.29	(1.79)	58.22	14.08	150		1.40		2.55
Year ended 10/31/2012	49.31	1.48	3.66	5.14	(1.73)	52.72	10.63	151		1.41		2.90
Class R-2:
Year ended 10/31/2016	57.94	1.45	(.37)	1.08	(1.56)	57.46	1.92	628		1.40		2.54
Year ended 10/31/2015	60.73	1.51	(2.37)	(.86)	(1.93)	57.94	(1.44)	680		1.35		2.54
Year ended 10/31/2014	58.22	2.18	2.27	4.45	(1.94)	60.73	7.79	751		1.41		3.67
Year ended 10/31/2013	52.72	1.43	5.88	7.31	(1.81)	58.22	14.13	759		1.37		2.60
Year ended 10/31/2012	49.32	1.47	3.66	5.13	(1.73)	52.72	10.60	720		1.41		2.90
Class R-2E:
Year ended 10/31/2016	57.88	1.60	(.33)	1.27	(1.85)	57.30	2.27	12		1.11		2.80
Year ended 10/31/2015	60.71	1.75	(2.41)	(.66)	(2.17)	57.88	(1.12)	—	[4]	1.00		2.93
Period from 8/29/2014 to 10/31/2014[5,6]	61.50	.16	(.41)	(.25)	(.54)	60.71	(.39)[7,8]	—	[4]	.15	[7,8]	.28	[7,8]
Class R-3:
Year ended 10/31/2016	57.95	1.70	(.37)	1.33	(1.81)	57.47	2.37	993		.96		2.97
Year ended 10/31/2015	60.74	1.76	(2.38)	(.62)	(2.17)	57.95	(1.04)	994		.94		2.95
Year ended 10/31/2014	58.23	2.42	2.28	4.70	(2.19)	60.74	8.26	1,049		.98		4.08
Year ended 10/31/2013	52.74	1.65	5.87	7.52	(2.03)	58.23	14.57	1,011		.97		3.00
Year ended 10/31/2012	49.33	1.69	3.67	5.36	(1.95)	52.74	11.10	953		.98		3.33

See page 32 for footnotes.

Capital Income Builder	31

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income to average net assets[2]
Class R-4:
Year ended 10/31/2016	57.95	1.86	(.35)	1.51	(2.00)	57.46	2.68	751		.65		3.24
Year ended 10/31/2015	60.75	1.94	(2.38)	(.44)	(2.36)	57.95	(.74)	603		.64		3.25
Year ended 10/31/2014	58.24	2.60	2.28	4.88	(2.37)	60.75	8.58	582		.67		4.38
Year ended 10/31/2013	52.74	1.82	5.89	7.71	(2.21)	58.24	14.95	530		.65		3.31
Year ended 10/31/2012	49.33	1.86	3.66	5.52	(2.11)	52.74	11.46	452		.66		3.65
Class R-5E:
Period from 11/20/2015 to 10/31/2016[5,9]	57.40	1.84	.30	2.14	(2.09)	57.45	3.82 [7]	—	[4]	.52	[10]	3.40	[10]
Class R-5:
Year ended 10/31/2016	57.98	2.11	(.44)	1.67	(2.15)	57.50	2.98	208		.37		3.68
Year ended 10/31/2015	60.79	2.12	(2.40)	(.28)	(2.53)	57.98	(.45)	394		.34		3.56
Year ended 10/31/2014	58.27	2.88	2.19	5.07	(2.55)	60.79	8.92	381		.38		4.85
Year ended 10/31/2013	52.77	2.00	5.87	7.87	(2.37)	58.27	15.28	473		.35		3.62
Year ended 10/31/2012	49.35	2.01	3.67	5.68	(2.26)	52.77	11.79	449		.36		3.94
Class R-6:
Year ended 10/31/2016	57.97	2.08	(.37)	1.71	(2.19)	57.49	3.05	6,806		.30		3.62
Year ended 10/31/2015	60.77	2.14	(2.38)	(.24)	(2.56)	57.97	(.40)	5,222		.30		3.60
Year ended 10/31/2014	58.26	2.76	2.33	5.09	(2.58)	60.77	8.95	4,577		.32		4.66
Year ended 10/31/2013	52.76	2.04	5.86	7.90	(2.40)	58.26	15.35	2,963		.30		3.69
Year ended 10/31/2012	49.35	2.02	3.68	5.70	(2.29)	52.76	11.83	1,039		.32		3.96

	Year ended October 31
Portfolio turnover rate for all share classes[11]	2016	2015	2014	2013	2012
Including mortgage dollar roll transactions	47%	63%	55%	69%	68%
Excluding mortgage dollar roll transactions	38%	50%	Not available

[1]	Based on average shares outstanding.
[2]	For the year ended October 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share would have been lower by $.68; the Class A ratio of expenses to average net assets would have been lower by .03 percentage points; and the Class A ratio of net income to average net assets would have been lower by 1.15 percentage points. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Amount less than $1 million.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Class R-2E shares were offered beginning August 29, 2014.
[7]	Not annualized.
[8]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[9]	Class R-5E shares were offered beginning November 20, 2015.
[10]	Annualized.
[11]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

32	Capital Income Builder

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

December 8, 2016

Capital Income Builder	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2016, through October 31, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	Capital Income Builder

	Beginning account value 5/1/2016	Ending account value 10/31/2016	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,007.97	$3.04	.60%
Class A - assumed 5% return	1,000.00	1,022.18	3.06	.60
Class B - actual return	1,000.00	1,004.16	6.82	1.35
Class B - assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class C - actual return	1,000.00	1,004.01	6.97	1.38
Class C - assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class F-1 - actual return	1,000.00	1,007.57	3.39	.67
Class F-1 - assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 - actual return	1,000.00	1,008.99	1.97	.39
Class F-2 - assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 529-A - actual return	1,000.00	1,007.68	3.39	.67
Class 529-A - assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 529-B - actual return	1,000.00	1,003.69	7.37	1.46
Class 529-B - assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-C - actual return	1,000.00	1,003.59	7.27	1.44
Class 529-C - assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class 529-E - actual return	1,000.00	1,006.53	4.55	.90
Class 529-E - assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 529-F-1 - actual return	1,000.00	1,008.72	2.23	.44
Class 529-F-1 - assumed 5% return	1,000.00	1,022.99	2.24	.44
Class R-1 - actual return	1,000.00	1,003.94	7.07	1.40
Class R-1 - assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2 - actual return	1,000.00	1,003.88	7.02	1.39
Class R-2 - assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2E - actual return	1,000.00	1,005.44	5.71	1.13
Class R-2E - assumed 5% return	1,000.00	1,019.51	5.75	1.13
Class R-3 - actual return	1,000.00	1,006.13	4.85	.96
Class R-3 - assumed 5% return	1,000.00	1,020.37	4.89	.96
Class R-4 - actual return	1,000.00	1,007.62	3.29	.65
Class R-4 - assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5E - actual return	1,000.00	1,008.30	2.68	.53
Class R-5E - assumed 5% return	1,000.00	1,022.53	2.70	.53
Class R-5 - actual return	1,000.00	1,009.07	1.92	.38
Class R-5 - assumed 5% return	1,000.00	1,023.29	1.94	.38
Class R-6 - actual return	1,000.00	1,009.52	1.52	.30
Class R-6 - assumed 5% return	1,000.00	1,023.69	1.53	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Capital Income Builder	35

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2016:

Qualified dividend income	100%
Corporate dividends received deduction	$1,594,531,000
U.S. government income that may be exempt from state taxation	$200,856,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

36	Capital Income Builder

Approval of Investment Advisory and Service Agreement

The Capital Income Builder’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2017. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its primary objectives of providing a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years and its secondary objective of providing growth of capital. They compared the fund’s investment results with those of other relevant funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the S&P 500 Index, the Lipper Income Funds Index, and the Lipper Equity Income Funds Index. They noted that the investment results of the fund generally compared favorably to those of these indexes for the lifetime period and 20-year period, and were mixed for shorter periods while recognizing that none of the indexes is a perfect comparison given the fund’s distinguishing characteristics. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Income Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed

Capital Income Builder	37

information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

38	Capital Income Builder

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946	2005	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	Ducommun Incorporated
Robert J. Denison, 1941	2005	Chair, First Security Management (private investment)	6	None
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company)	10	None
John G. Freund, 1953	2016	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; Tetraphase Pharmaceuticals, Inc.
Pedro J. Greer, Jr., 1956	2016	Physician; Chairman of the Board and Associate Dean, Florida International University	3	None
R. Clark Hooper, 1946	2010	Private investor	81	None
Merit E. Janow, 1958 Chairman of the Board (Independent and Non-Executive)	2001	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Navigation Limited
Leonade D. Jones, 1947	2010	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Stefanie Powers, 1942	1989–1996 1997	Actor, producer, author, entrepreneur; Co-founder and President of The William Holden Wildlife Foundation; founder of The Jaguar Conservation Trust; former conservation consultant to Land Rover and Jaguar North America	3	None
Christopher E. Stone, 1956	2009	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None
Steadman Upham, PhD, 1949	2001	President Emeritus and University Professor, The University of Tulsa	80	None

Koicho Itoh, a trustee of the fund since 2005, retired on December 31, 2015. The trustees thank Mr. Itoh for his dedication and service to the fund.

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
James B. Lovelace, 1956 Vice Chairman of the Board	1992	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
Joyce E. Gordon, 1956 President	1996	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 40 for footnotes.

Capital Income Builder	39

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Donald H. Rolfe, 1972 Executive Vice President	2008	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
David A. Hoag, 1965 Senior Vice President	2006	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[7]
		Director, The Capital Group Companies, Inc.[7]
Darcy Kopcho, 1953 Senior Vice President	2013	Director, The Capital Group Companies, Inc.;[7]
Executive Vice President and Director, Capital Group International, Inc.;[7]
Partner — Capital International Investors, Capital Guardian Trust Company;[7]
		Partner — Capital International Investors, Capital Research and Management Company
David M. Riley, 1967 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Bradley J. Vogt, 1965 Senior Vice President	2010	Chairman, Capital Research Company;[7] Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Grant L. Cambridge, 1962 Vice President	2014	Partner — Capital Research Global Investors, Capital Research and Management Company
M. Taylor Hinshaw, 1973 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Caroline Randall, 1974 Vice President	2015	Partner — Capital Research Global Investors, Capital Research Company[7]
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors/trustees and/or officers listed, with the exception of Grant L. Cambridge, M. Taylor Hinshaw and Caroline Randall, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

40	Capital Income Builder

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2016, portfolio of Capital Income Builder’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital Income Builder files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital Income Builder, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The American Funds Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leonade D. Jones, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:

a) Audit Fees:

2015 142,000

2016 182,000

b) Audit-Related Fees:

2015 0

2016 0

c) Tax Fees:

2015 8,000

2016 9,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:

2015 0

2016 0

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:

Not Applicable

b) Audit-Related Fees:

2015 None

2016 17,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

2015 29,000

2016 9,000

The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:

2015 2,000

2016 2,000

The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $59,000 for fiscal year 2015 and $22,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital Income Builder®
Investment portfolio
October 31, 2016
Common stocks 79.21% Consumer staples 14.24%	Shares	Value (000)
Philip Morris International Inc.	37,541,798	$3,620,531
Altria Group, Inc.	32,600,305	2,155,532
Coca-Cola Co.	38,844,000	1,646,986
Imperial Brands PLC	30,790,552	1,490,734
Reynolds American Inc.	21,881,257	1,205,220
British American Tobacco PLC	15,117,376	868,100
Nestlé SA	11,204,110	812,384
Procter & Gamble Co.	8,071,420	700,599
Kraft Heinz Co.	4,803,766	427,295
Unilever PLC	7,739,900	323,809
Diageo PLC	9,631,400	256,938
Japan Tobacco Inc.	5,677,200	216,218
Kimberly-Clark Corp.	1,000,000	114,410
SalMar ASA	2,897,000	94,038
PepsiCo, Inc.	862,000	92,406
Unilever NV, depository receipts	1,282,000	53,731
Tate & Lyle PLC	5,334,346	50,928
Convenience Retail Asia Ltd.[1]	51,330,000	27,400
		14,157,259
Utilities 10.10%
National Grid PLC	137,374,487	1,790,759
SSE PLC[1]	78,291,002	1,524,626
Dominion Resources, Inc.	16,051,888	1,207,102
Duke Energy Corp.	10,740,209	859,432
EDP - Energias de Portugal, SA1	242,838,428	802,660
Southern Co.	13,904,424	717,051
Iberdrola, SA, non-registered shares	94,269,403	642,534
Engie SA	26,077,624	376,012
Power Assets Holdings Ltd.	33,363,200	313,820
CMS Energy Corp.	7,344,000	309,550
Red Eléctrica de Corporación, SA	14,811,156	309,001
Exelon Corp.	7,048,000	240,125
Cheung Kong Infrastructure Holdings Ltd.	20,452,000	167,586
PG&E Corp.	2,532,000	157,288
Glow Energy PCL	67,636,500	148,811
Sempra Energy	1,165,825	124,860
Ratchaburi Electricity Generating Holding PCL[1]	77,350,000	110,508
Fortum Oyj	5,000,000	83,374
Pennon Group PLC	8,036,994	82,092
Centrica PLC	13,321,897	34,927
Infratil Ltd.	14,867,000	31,682
		10,033,800
Capital Income Builder — Page 1 of 32

Common stocks Health care 8.42%	Shares	Value (000)
AbbVie Inc.	34,239,801	$1,909,896
Amgen Inc.	10,960,003	1,547,114
GlaxoSmithKline PLC	73,735,109	1,460,725
Novartis AG	18,207,743	1,295,362
AstraZeneca PLC	8,046,600	451,874
AstraZeneca PLC (ADR)	7,895,700	223,606
Pfizer Inc.	17,617,800	558,660
Johnson & Johnson	2,263,000	262,485
Takeda Pharmaceutical Co. Ltd.	5,755,000	257,924
Orion Oyj, Class B	3,815,674	162,478
Roche Holding AG, non-registered shares, non-voting	593,000	136,332
Merck & Co., Inc.	936,000	54,962
Eli Lilly and Co.	683,500	50,470
		8,371,888
Telecommunication services 8.24%
Verizon Communications Inc.	53,783,533	2,586,988
AT&T Inc.	36,458,877	1,341,322
Singapore Telecommunications Ltd.	389,897,631	1,087,369
Vodafone Group PLC	290,091,764	798,203
CenturyLink, Inc.	15,974,978	424,615
BCE Inc.	7,193,000	326,803
TELUS Corp.	8,710,508	282,038
Telia Co. AB	66,588,000	266,141
HKT Trust and HKT Ltd., units	122,978,460	169,034
NTT DoCoMo, Inc.	6,373,000	160,464
Nippon Telegraph and Telephone Corp.	3,583,000	159,214
TalkTalk Telecom Group PLC[1]	51,345,000	127,955
MTN Group Ltd.	10,413,000	89,868
freenet AG	3,122,600	89,484
Advanced Info Service PCL	18,358,000	80,519
Intouch Holdings PCL	37,725,796	57,132
Intouch Holdings PCL, non-voting depository receipts	13,170,153	19,945
Hutchison Telecommunications Hong Kong Holdings Ltd.	214,176,000	69,040
China Mobile Ltd.	4,754,000	54,463
		8,190,597
Financials 7.54%
Sampo Oyj, Class A1	29,229,310	1,340,252
BNP Paribas SA	8,838,249	512,664
Swedbank AB, Class A	17,007,555	398,443
JPMorgan Chase & Co.	5,748,400	398,134
CME Group Inc., Class A	3,910,149	391,406
Toronto-Dominion Bank (CAD denominated)	8,231,000	373,473
Zurich Insurance Group AG	1,347,300	352,500
Bank of Montreal	4,810,000	306,107
Principal Financial Group, Inc.	5,063,600	276,473
HSBC Holdings PLC (GBP denominated)	27,193,535	205,101
HSBC Holdings PLC (HKD denominated)	8,303,944	62,476
Prudential PLC	15,641,358	255,490
New York Community Bancorp, Inc.	17,727,200	254,563
BB&T Corp.	6,297,000	246,842
Royal Bank of Canada	3,800,000	237,411
Westpac Banking Corp.	7,394,168	171,386
American International Group, Inc.	2,600,000	160,420
Capital Income Builder — Page 2 of 32

Common stocks Financials (continued)	Shares	Value (000)
Mercury General Corp.[1]	2,909,700	$158,491
Svenska Handelsbanken AB, Class A	10,164,269	138,642
Lloyds Banking Group PLC	195,848,365	137,263
Arthur J. Gallagher & Co.	2,786,989	134,417
St. James’s Place PLC	10,801,723	124,941
Aberdeen Asset Management PLC	26,275,000	102,978
Bank of China Ltd., Class H	228,061,000	102,333
Skandinaviska Enskilda Banken AB, Class A	8,807,421	88,882
Umpqua Holdings Corp.	4,475,000	68,378
Bangkok Bank PCL, non-voting depository receipt	13,859,000	63,162
Credit Suisse Group AG	4,470,309	62,432
Marsh & McLennan Companies, Inc.	973,000	61,679
Wells Fargo & Co.	1,235,000	56,822
Bank of Nova Scotia	1,006,400	54,083
Société Générale	1,356,945	52,970
Union National Bank PJSC	46,855,465	50,007
People’s United Financial, Inc.	1,750,000	28,420
UBS Group AG	1,855,000	26,244
Intesa Sanpaolo SPA	8,798,000	19,007
Donnelley Financial Solutions, Inc.[2]	699,418	15,003
		7,489,295
Energy 7.46%
Royal Dutch Shell PLC, Class B	44,716,600	1,157,605
Royal Dutch Shell PLC, Class A (GBP denominated)	12,151,795	303,202
Royal Dutch Shell PLC, Class B (ADR)	2,625,000	137,314
Royal Dutch Shell PLC, Class A (ADR)	49,143	2,448
Exxon Mobil Corp.	13,322,600	1,110,039
Chevron Corp.	9,924,600	1,039,602
Suncor Energy Inc.	21,888,518	656,835
BP PLC	74,052,421	438,426
TOTAL SA	8,731,091	419,037
Spectra Energy Corp	9,123,220	381,442
Enbridge Inc. (CAD denominated)	8,598,143	371,285
Helmerich & Payne, Inc.	3,991,415	251,898
Kinder Morgan, Inc.	10,309,000	210,613
Occidental Petroleum Corp.	2,730,603	199,088
TransCanada Corp.	4,043,000	183,025
Whitecap Resources Inc.[1]	21,385,000	170,914
Inter Pipeline Ltd.	7,573,500	157,026
Veresen Inc.	10,629,000	96,282
ConocoPhillips	2,028,100	88,121
Williams Companies, Inc.	1,547,838	45,197
		7,419,399
Industrials 6.08%
Lockheed Martin Corp.	5,172,774	1,274,468
Abertis Infraestructuras, SA, Class A	47,468,263	704,765
General Electric Co.	22,628,400	658,486
Boeing Co.	4,378,046	623,565
Caterpillar Inc.	7,133,200	595,337
KONE Oyj, Class B	6,755,000	310,924
BAE Systems PLC	41,844,160	277,854
Singapore Technologies Engineering Ltd	103,381,200	232,584
MTR Corp. Ltd.	32,656,000	180,848
Capital Income Builder — Page 3 of 32

Common stocks Industrials (continued)	Shares	Value (000)
Emerson Electric Co.	3,500,000	$177,380
Sydney Airport, units	35,385,683	168,506
Covanta Holding Corp.[1]	10,247,332	153,710
Edenred SA	4,584,029	106,203
Andritz AG	1,573,972	82,331
Siemens AG	661,680	75,142
BTS Rail Mass Transit Growth Infrastructure Fund	200,000,000	69,719
Air New Zealand Ltd.	39,377,907	54,347
CK Hutchison Holdings Ltd.	3,440,400	42,564
R.R. Donnelley & Sons Co.	2,216,233	39,338
CCR SA, ordinary nominative	6,450,000	35,059
United Technologies Corp.	301,000	30,762
Norfolk Southern Corp.	322,000	29,946
Transurban Group	3,668,056	28,991
PayPoint PLC	1,905,000	25,066
Safran SA	272,000	18,701
LSC Communications, Inc.	699,418	16,954
CTCI Corp.	9,300,000	13,659
SEEK Ltd.	982,116	10,937
COSCO Pacific Ltd.	4,734,001	4,700
		6,042,846
Information technology 5.16%
International Business Machines Corp.	5,433,100	835,013
Taiwan Semiconductor Manufacturing Co., Ltd.	124,132,000	741,468
Intel Corp.	19,863,000	692,623
Texas Instruments Inc.	7,374,400	522,476
Cisco Systems, Inc.	10,000,000	306,800
Xilinx, Inc.	5,570,200	283,356
Microsoft Corp.	4,353,900	260,886
VTech Holdings Ltd.[1]	20,089,300	246,598
QUALCOMM Inc.	3,300,000	226,776
Quanta Computer Inc.	95,330,996	193,336
Vanguard International Semiconductor Corp.[1]	91,675,725	187,085
Paychex, Inc.	3,282,000	181,166
Moneysupermarket.com Group PLC[1]	35,588,401	114,084
Western Union Co.	4,712,000	94,570
Ricoh Co., Ltd.	11,436,500	93,350
Apple Inc.	752,000	85,382
Accenture PLC, Class A	323,300	37,580
Automatic Data Processing, Inc.	345,600	30,088
		5,132,637
Real estate 4.41%
Crown Castle International Corp.	15,449,405	1,405,741
Lamar Advertising Co., Class A	5,948,400	377,426
Gaming and Leisure Properties, Inc.	10,159,257	333,528
Iron Mountain Inc.	8,842,959	298,273
Link Real Estate Investment Trust	41,561,896	296,352
Ventas, Inc.	3,973,900	269,232
HCP, Inc.	6,820,000	233,585
Public Storage	981,000	209,659
RioCan Real Estate Investment Trust	8,389,207	163,118
American Campus Communities, Inc.	3,102,500	161,671
Hospitality Properties Trust	4,941,000	135,186
Capital Income Builder — Page 4 of 32

Common stocks Real estate (continued)	Shares	Value (000)
Alexandria Real Estate Equities, Inc.	1,095,904	$118,149
Land and Houses PCL, non-voting depository receipt	239,795,358	63,037
Land and Houses PCL FR	111,619,642	29,342
Tesco Lotus Retail Growth Freehold and Leasehold Property Fund[1]	145,255,000	75,953
TAG Immobilien AG	5,417,538	72,317
Fortune Real Estate Investment Trust	32,254,000	39,093
Fortune Real Estate Investment Trust[3]	1,692,000	2,062
Cheung Kong Property Holdings Ltd.	3,863,000	28,616
Outfront Media Inc.	1,116,400	24,014
Unibail-Rodamco SE, non-registered shares	83,730	19,946
Fibra Uno Administración, SA de CV	8,630,000	16,469
Prologis, Inc.	259,400	13,530
		4,386,299
Consumer discretionary 4.25%
Las Vegas Sands Corp.	14,858,200	859,993
McDonald’s Corp.	3,746,300	421,721
Six Flags Entertainment Corp.[1]	6,160,400	342,826
ITV PLC	114,611,860	239,186
Ford Motor Co.	20,000,000	234,800
Greene King PLC[1]	24,691,512	221,077
SES SA, Class A (FDR)	8,792,330	202,205
Toyota Motor Corp.	3,239,000	187,755
Taylor Wimpey plc	88,132,500	152,858
DineEquity, Inc.[1]	1,475,000	116,673
AA PLC[1]	36,819,677	115,417
Modern Times Group MTG AB, Class B	3,908,862	105,250
William Hill PLC	27,608,000	99,957
Daimler AG	1,345,400	95,866
ProSiebenSat.1 Media SE	1,977,377	85,220
Viacom Inc., Class B	1,935,200	72,686
Marston’s PLC[1]	41,884,228	68,543
Li & Fung Ltd.	139,140,000	68,533
Gannett Co., Inc.[1]	8,547,400	66,413
Marks and Spencer Group PLC	15,315,000	63,829
Hasbro, Inc.	743,000	61,974
Stella International Holdings Ltd.	32,259,000	55,987
H & M Hennes & Mauritz AB, Class B	1,662,500	46,771
Ladbrokes PLC[2]	25,130,000	41,094
Barratt Developments PLC	6,186,775	34,357
BCA Marketplace PLC	15,524,700	34,252
Sands China Ltd.	7,232,400	31,473
Pacific Textiles Holdings Ltd.	17,431,000	21,981
Leifheit AG, non-registered shares[1]	320,000	20,726
Fielmann AG	265,442	18,410
Sa Sa International Holdings Ltd.	33,434,000	15,304
Chow Sang Sang Holdings International Ltd.	5,278,000	9,323
Sitoy Group Holdings Ltd.	18,200,000	6,571
		4,219,031
Materials 1.98%
Rio Tinto PLC	13,477,000	468,400
Agrium Inc.	4,309,500	395,698
Amcor Ltd.	28,752,480	321,518
Potash Corp. of Saskatchewan Inc.	10,804,905	175,904
Capital Income Builder — Page 5 of 32

Common stocks Materials (continued)	Shares	Value (000)
Dow Chemical Co.	2,604,900	$140,170
Nucor Corp.	2,768,819	135,257
Givaudan SA	66,000	127,725
BHP Billiton PLC	7,169,000	108,326
BASF SE	470,000	41,430
Praxair, Inc.	265,500	31,079
Greatview Aseptic Packaging Co. Ltd.	43,742,000	22,222
		1,967,729
Miscellaneous 1.33%
Other common stocks in initial period of acquisition		1,321,269
Total common stocks (cost: $71,701,013,000)		78,732,049
Preferred securities 0.02% Financials 0.02%
CoBank, ACB, Class E, noncumulative[4]	13,000	8,308
HSBC Holdings PLC, Series 2, 8.00%	200,000	5,212
Total preferred securities (cost: $17,994,000)		13,520
Rights & warrants 0.00% Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		247
Total rights & warrants (cost: $218,000)		247
Convertible stocks 0.48% Utilities 0.20%
Dominion Resources, Inc., convertible preferred, Series A, units	3,968,702	199,825
Real estate 0.14%
American Tower Corp., Series B, 5.50% depository share, convertible preferred 2018	1,234,000	135,431
Miscellaneous 0.14%
Other convertible stocks in initial period of acquisition		145,234
Total convertible stocks (cost: $457,059,000)		480,490
Bonds, notes & other debt instruments 17.27% U.S. Treasury bonds & notes 6.81% U.S. Treasury 5.49%	Principal amount (000)
U.S. Treasury 7.50% 2016	$190,000	190,524
U.S. Treasury 4.50% 2017	100,000	102,126
U.S. Treasury 4.625% 2017	100,000	101,223
U.S. Treasury 8.75% 2017	50,000	52,204
U.S. Treasury 8.875% 2017	135,850	144,611
U.S. Treasury 3.50% 2018	75,000	77,618
U.S. Treasury 0.75% 2019	19,296	19,176
U.S. Treasury 0.875% 2019	54,042	53,930
Capital Income Builder — Page 6 of 32

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 1.50% 2019	$40,000	$40,580
U.S. Treasury 1.625% 2019	111,600	113,610
U.S. Treasury 1.625% 2019	38,820	39,516
U.S. Treasury 1.75% 2019	8,570	8,757
U.S. Treasury 3.125% 2019	100,000	105,465
U.S. Treasury 3.625% 2019	80,000	85,828
U.S. Treasury 8.125% 2019	93,440	111,781
U.S. Treasury 1.125% 2020	51,950	52,011
U.S. Treasury 1.25% 2020	382,100	384,370
U.S. Treasury 1.25% 2020	40,700	40,932
U.S. Treasury 1.375% 2020	104,827	105,495
U.S. Treasury 1.375% 2020	70,000	70,640
U.S. Treasury 1.375% 2020	16,500	16,657
U.S. Treasury 1.625% 2020	52,000	52,878
U.S. Treasury 1.75% 2020	36,615	37,390
U.S. Treasury 3.50% 2020	19,150	20,724
U.S. Treasury 3.625% 2020	4,000	4,330
U.S. Treasury 8.50% 2020	76,000	94,299
U.S. Treasury 8.75% 2020	188,700	238,617
U.S. Treasury 8.75% 2020	180,000	230,765
U.S. Treasury 1.125% 2021	237,050	235,068
U.S. Treasury 1.25% 2021	200,000	199,766
U.S. Treasury 1.25% 2021	62,895	62,708
U.S. Treasury 1.375% 2021	200,000	200,774
U.S. Treasury 2.125% 2021	32,750	33,953
U.S. Treasury 3.125% 2021	25,000	27,010
U.S. Treasury 3.625% 2021	31,600	34,726
U.S. Treasury 8.00% 2021	127,500	168,799
U.S. Treasury 8.125% 2021	25,000	32,887
U.S. Treasury 2.00% 2022	34,650	35,604
U.S. Treasury 2.125% 2022	67,680	70,028
U.S. Treasury 7.625% 2022	25,000	33,906
U.S. Treasury 1.375% 2023	100,000	98,652
U.S. Treasury 1.50% 2023	84,750	84,406
U.S. Treasury 1.50% 2023	61,670	61,455
U.S. Treasury 1.625% 2023	164,250	164,680
U.S. Treasury 1.625% 2023	50,000	50,155
U.S. Treasury 6.25% 2023	75,000	97,693
U.S. Treasury 7.125% 2023	210,000	281,005
U.S. Treasury 2.25% 2024	55,000	57,231
U.S. Treasury 6.875% 2025	25,000	35,528
U.S. Treasury 1.50% 2026	158,898	154,255
U.S. Treasury 6.125% 2027	75,000	106,600
U.S. Treasury 6.375% 2027	45,000	64,772
U.S. Treasury 5.50% 2028	75,000	103,096
U.S. Treasury 6.125% 2029	30,000	44,102
U.S. Treasury 6.25% 2030	107,000	161,177
U.S. Treasury 2.875% 2045	76,415	81,107
U.S. Treasury 2.50% 2046	75,307	74,045
		5,451,245
Capital Income Builder — Page 7 of 32

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities 1.32%	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.125% 2017[5]	$21,208	$21,264
U.S. Treasury Inflation-Protected Security 0.128% 2020[5]	310,595	316,513
U.S. Treasury Inflation-Protected Security 0.125% 2021[5]	101,620	103,682
U.S. Treasury Inflation-Protected Security 0.125% 2024[5]	150,677	152,259
U.S. Treasury Inflation-Protected Security 0.25% 2025[5]	104,838	106,218
U.S. Treasury Inflation-Protected Security 0.375% 2025[5]	27,320	28,041
U.S. Treasury Inflation-Protected Security 2.375% 2025[5]	164,698	195,012
U.S. Treasury Inflation-Protected Security 0.125% 2026[5]	50,239	50,370
U.S. Treasury Inflation-Protected Security 0.625% 2026[5]	132,985	138,809
U.S. Treasury Inflation-Protected Security 2.00% 2026[5]	53,757	62,668
U.S. Treasury Inflation-Protected Security 2.125% 2041[5]	814	1,072
U.S. Treasury Inflation-Protected Security 0.75% 2042[5]	50,150	50,584
U.S. Treasury Inflation-Protected Security 1.375% 2044[5]	76,033	88,258
		1,314,750
Total U.S. Treasury bonds & notes		6,765,995
Corporate bonds & notes 6.62% Energy 1.16%
American Energy (Marcellus), Term Loan A, 8.50% 2021[6,7,8]	3,275	311
American Energy (Marcellus), Term Loan B, 5.25% 2020[6,7,8]	1,500	854
American Energy (Permian Basin) 7.125% 2020[4]	4,425	3,286
American Energy (Permian Basin) 7.375% 2021[4]	1,700	1,262
Anadarko Petroleum Corp. 4.85% 2021	1,040	1,130
Anadarko Petroleum Corp. 5.55% 2026	5,855	6,671
Anadarko Petroleum Corp. 6.20% 2040	1,580	1,830
Anadarko Petroleum Corp. 6.60% 2046	3,175	3,899
APT Pipelines Ltd. 4.20% 2025[4]	4,440	4,594
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[4]	1,725	1,695
Boardwalk Pipeline Partners 3.375% 2023	5,000	4,870
Boardwalk Pipelines, LP 4.95% 2024	4,695	4,893
Canadian Natural Resources Ltd. 3.80% 2024	1,975	2,013
Cenovus Energy Inc. 3.00% 2022	16,340	15,920
Cenovus Energy Inc. 3.80% 2023	6,120	6,047
Cheniere Energy, Inc. 7.00% 2024[4]	3,530	3,759
Chesapeake Energy Corp. 4.13% 2019[8]	2,000	1,855
Chesapeake Energy Corp. 8.00% 2022[4]	2,000	2,040
Chesapeake Energy Corp., Term Loan, 8.50% 2021[6,7,8]	2,150	2,302
Chevron Corp. 2.10% 2021	20,720	20,883
Chevron Corp. 2.954% 2026	16,090	16,419
Concho Resources Inc. 5.50% 2023	1,500	1,542
ConocoPhillips 4.20% 2021	3,120	3,384
ConocoPhillips 4.95% 2026	16,485	18,537
ConocoPhillips 5.95% 2046	600	743
CONSOL Energy Inc. 5.875% 2022	1,450	1,342
Denbury Resources Inc. 9.00% 2021[4]	825	854
Devon Energy Corp. 5.00% 2045	4,085	3,972
Diamond Offshore Drilling, Inc. 4.875% 2043	16,660	12,293
Ecopetrol SA 5.875% 2023	3,575	3,843
Ecopetrol SA 5.375% 2026	3,855	3,899
Ecopetrol SA 5.875% 2045	1,425	1,265
Enbridge Energy Partners, LP 9.875% 2019	5,000	5,782
Enbridge Energy Partners, LP 4.375% 2020	1,865	1,992
Enbridge Energy Partners, LP 5.20% 2020	650	705
Capital Income Builder — Page 8 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Enbridge Energy Partners, LP 5.875% 2025	$35,430	$40,822
Enbridge Energy Partners, LP 5.50% 2040	3,500	3,662
Enbridge Energy Partners, LP 7.375% 2045	46,180	59,703
Enbridge Energy Partners, LP, Series B, 6.50% 2018	23,200	24,649
Enbridge Inc. 5.60% 2017	6,940	7,071
Enbridge Inc. 4.00% 2023	19,680	20,197
Energy Transfer Partners, LP 4.75% 2026	8,350	8,625
Energy Transfer Partners, LP 6.125% 2045	3,780	3,950
EnLink Midstream Partners, LP 2.70% 2019	5,920	5,920
EnLink Midstream Partners, LP 4.40% 2024	3,815	3,803
EnLink Midstream Partners, LP 4.15% 2025	4,865	4,751
EnLink Midstream Partners, LP 5.05% 2045	5,095	4,562
Ensco PLC 5.20% 2025	6,010	4,923
Ensco PLC 5.75% 2044	1,060	713
Enterprise Products Operating LLC 3.70% 2026	2,430	2,484
Enterprise Products Operating LLC 3.95% 2027	2,170	2,260
Enterprise Products Operating LLC 4.90% 2046	685	713
EP Energy Corp. 9.375% 2020	600	473
EP Energy Corp. 6.375% 2023	1,350	925
Extraction Oil & Gas Holdings LLC 7.875% 2021[4]	875	930
Exxon Mobil Corp. 2.222% 2021	7,750	7,870
Genel Energy Finance 3 Ltd. 7.50% 2019[4]	11,000	9,185
Halliburton Co. 3.80% 2025	9,880	10,301
Halliburton Co. 5.00% 2045	8,980	9,904
Husky Energy Inc. 6.20% 2017	5,500	5,724
Husky Energy Inc. 7.25% 2019	4,500	5,212
Jupiter Resources Inc. 8.50% 2022[4]	3,000	2,475
Kinder Morgan Energy Partners, LP 6.00% 2017	375	379
Kinder Morgan Energy Partners, LP 3.50% 2023	2,480	2,483
Kinder Morgan Energy Partners, LP 4.15% 2024	5,180	5,313
Kinder Morgan Energy Partners, LP 4.25% 2024	1,335	1,379
Kinder Morgan Energy Partners, LP 5.00% 2043	8,020	7,687
Kinder Morgan Energy Partners, LP 5.40% 2044	9,505	9,564
Kinder Morgan Energy Partners, LP 5.50% 2044	3,200	3,254
Kinder Morgan Finance Co. 5.05% 2046	7,500	7,299
Kinder Morgan, Inc. 4.30% 2025	130,619	136,211
Kinder Morgan, Inc. 5.55% 2045	48,660	50,533
NGL Energy Partners LP 5.125% 2019	3,100	3,084
NGPL PipeCo LLC 7.119% 2017[4]	10,225	10,707
NGPL PipeCo LLC 9.625% 2019[4]	6,425	6,778
NGPL PipeCo LLC 7.768% 2037[4]	10,000	11,000
NGPL PipeCo LLC, Term Loan B, 6.75% 2017[6,7,8]	30	30
Noble Corp. PLC 5.25% 2018	1,090	1,085
Noble Corp. PLC 7.20% 2025	4,470	3,654
Noble Corp. PLC 8.20% 2045	7,020	4,765
Parsley Energy, Inc. 6.25% 2024[4]	900	950
PDC Energy Inc. 7.75% 2022	5,150	5,498
Pemex Project Funding Master Trust 5.75% 2018	2,750	2,894
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	15,000	15,172
Petrobras Global Finance Co. 8.375% 2021	4,000	4,431
Petrobras Global Finance Co. 6.25% 2024	2,320	2,294
Petrobras Global Finance Co. 6.85% 2115	2,075	1,779
Petróleos Mexicanos 5.50% 2019[4]	3,725	3,952
Petróleos Mexicanos 6.375% 2021[4]	4,780	5,241
Capital Income Builder — Page 9 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Petróleos Mexicanos 4.50% 2026	$11,830	$11,457
Petróleos Mexicanos 6.875% 2026	60,245	67,498
Petróleos Mexicanos 6.875% 2026[4]	11,845	13,271
Petróleos Mexicanos 5.50% 2044	4,161	3,645
Petróleos Mexicanos 5.625% 2046	10,840	9,415
Petróleos Mexicanos 6.75% 2047[4]	18,169	18,031
Phillips 66 2.95% 2017	4,000	4,041
Phillips 66 4.30% 2022	11,525	12,676
Phillips 66 Partners LP 3.605% 2025	1,075	1,086
Phillips 66 Partners LP 3.55% 2026	895	894
Phillips 66 Partners LP 4.68% 2045	160	156
Phillips 66 Partners LP 4.90% 2046	735	733
Pioneer Natural Resources Co. 3.45% 2021	1,370	1,429
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[4,7]	2,451	2,218
QGOG Constellation SA 6.25% 2019[4]	500	244
Range Resources Corp. 4.875% 2025	4,225	4,058
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	1,500	1,552
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	4,050	4,176
Repsol, SA 4.50% 2075	€3,200	3,273
Rice Energy Inc. 6.25% 2022	$2,200	2,250
Rice Energy Inc. 7.25% 2023	4,250	4,526
Royal Dutch Shell PLC 1.75% 2021	10,865	10,746
Royal Dutch Shell PLC 2.50% 2026	1,025	997
Royal Dutch Shell PLC 3.75% 2046	3,170	3,043
Sabine Pass Liquefaction, LLC 5.625% 2021	5,500	5,830
Sabine Pass Liquefaction, LLC 6.25% 2022	3,000	3,300
Sabine Pass Liquefaction, LLC 5.625% 2023	1,000	1,068
Schlumberger BV 4.00% 2025[4]	19,010	20,448
Seven Generations Energy Ltd. 6.75% 2023[4]	325	345
Shell International Finance BV 1.875% 2021	8,250	8,202
Shell International Finance BV 2.875% 2026	6,630	6,654
Shell International Finance BV 4.00% 2046	6,500	6,458
SM Energy Co. 5.625% 2025	825	790
SM Energy Co. 6.75% 2026	575	590
Southwestern Energy Co. 6.70% 2025	15,460	14,803
Spectra Energy Partners, LP 2.95% 2018	4,040	4,123
Spectra Energy Partners, LP 3.375% 2026	2,125	2,117
Sunoco LP 6.25% 2021	6,165	6,335
Targa Resources Corp. 4.125% 2019	6,000	6,082
Targa Resources Corp. 5.125% 2025[4]	775	777
Targa Resources Partners LP 5.375% 2027[4]	775	777
TC PipeLines, LP 4.375% 2025	5,345	5,522
Teekay Corp. 8.50% 2020	1,800	1,647
Tesoro Logistics LP 5.50% 2019	575	614
Tesoro Logistics LP 6.125% 2021	430	450
Tesoro Logistics LP 6.25% 2022	1,400	1,491
Tesoro Logistics LP 6.375% 2024	340	368
TransCanada Corp. 5.875% 2076	45,500	48,799
TransCanada PipeLines Ltd. 6.50% 2018	10,000	10,845
TransCanada PipeLines Ltd., junior subordinated 6.35% 2067	12,430	9,975
TransCanada PipeLines Ltd., junior subordinated 5.625% 2075	2,725	2,762
Transocean Inc. 6.80% 2016	5,450	5,464
Transocean Inc. 8.125% 2021	1,985	1,926
Transportadora de Gas Peru SA 4.25% 2028[4,7]	2,175	2,280
Capital Income Builder — Page 10 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Weatherford International PLC 7.75% 2021	$1,475	$1,495
Weatherford International PLC 8.25% 2023	1,825	1,893
Western Gas Partners LP 2.60% 2018	1,375	1,378
Western Gas Partners LP 3.95% 2025	3,035	3,041
Western Gas Partners LP 4.65% 2026	3,310	3,476
Williams Partners LP 4.125% 2020	5,000	5,222
Williams Partners LP 3.60% 2022	6,565	6,691
Williams Partners LP 4.50% 2023	3,350	3,509
Williams Partners LP 4.30% 2024	6,030	6,203
Williams Partners LP 3.90% 2025	4,030	4,028
Williams Partners LP 4.00% 2025	14,805	14,875
Williams Partners LP 4.90% 2045	3,730	3,494
Williams Partners LP 5.10% 2045	8,585	8,288
		1,151,759
Telecommunication services 0.94%
Altice Financing SA 6.625% 2023[4]	8,005	8,270
Altice Finco SA 6.50% 2022[4]	700	733
Altice Finco SA, First Lien, 7.75% 2022[4]	11,250	11,883
Altice SA 7.625% 2025[4]	31,325	32,695
Altice NV 7.50% 2026[4]	3,000	3,105
América Móvil, SAB de CV 6.45% 2022	MXN45,000	2,347
América Móvil, SAB de CV 8.46% 2036	147,200	7,559
AT&T Inc. 4.125% 2026	$21,095	22,184
AT&T Inc. 8.25% 2031	2,633	3,813
AT&T Inc. 4.50% 2035	13,440	13,394
AT&T Inc. 4.35% 2045	2,184	2,013
AT&T Inc. 4.50% 2048[4]	3,610	3,418
CenturyLink, Inc. 7.50% 2024	45,916	47,982
CenturyLink, Inc., Series T, 5.80% 2022	2,925	2,980
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[4]	8,425	8,709
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[4]	4,000	4,035
Deutsche Telekom International Finance BV 6.75% 2018	15,000	16,389
Frontier Communications Corp. 8.875% 2020	1,000	1,066
Frontier Communications Corp. 9.25% 2021	5,575	5,903
Frontier Communications Corp. 10.50% 2022	10,825	11,299
Frontier Communications Corp. 7.125% 2023	1,650	1,492
Frontier Communications Corp. 11.00% 2025	73,235	75,042
Intelsat Jackson Holding Co. 7.25% 2019	600	482
Intelsat Jackson Holding Co. 7.25% 2020	625	472
Ligado Networks, Term Loan, 9.75% 2020[6,7,8,9]	5,252	4,859
MetroPCS Wireless, Inc. 6.25% 2021	25,500	26,616
Numericable Group SA 6.00% 2022[4]	32,760	33,620
Numericable Group SA 7.375% 2026[4]	3,650	3,691
SoftBank Group Corp. 3.36% 2023[4,7]	20,000	20,169
Sprint Capital Corp. 6.90% 2019	17,200	18,146
Sprint Nextel Corp. 8.375% 2017	22,875	23,847
Sprint Nextel Corp. 9.125% 2017	112,350	114,878
Sprint Nextel Corp. 7.00% 2020	6,500	6,760
Sprint Nextel Corp. 7.25% 2021	1,950	2,001
Sprint Nextel Corp. 11.50% 2021	158,585	186,337
Sprint Nextel Corp. 7.875% 2023	42,000	41,580
T-Mobile US, Inc. 6.542% 2020	14,604	15,065
T-Mobile US, Inc. 6.50% 2024	3,000	3,225
Capital Income Builder — Page 11 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
T-Mobile US, Inc. 6.375% 2025	$8,275	$8,891
T-Mobile US, Inc. 6.50% 2026	45,275	50,029
Verizon Communications Inc. 1.234% 2017[8]	7,695	7,709
Verizon Communications Inc. 1.375% 2019	6,000	5,953
Verizon Communications Inc. 1.75% 2021	4,340	4,255
Verizon Communications Inc. 2.625% 2026	19,545	18,792
Verizon Communications Inc. 3.85% 2042	8,310	7,643
Verizon Communications Inc. 4.125% 2046	15,124	14,514
Verizon Communications Inc. 4.522% 2048	5,065	5,103
Vodafone Group PLC 5.625% 2017	10,450	10,597
Wind Acquisition SA 4.75% 2020[4]	9,300	9,393
Wind Acquisition SA 7.375% 2021[4]	6,350	6,525
		937,463
Health care 0.92%
AbbVie Inc. 2.50% 2020	35,335	35,813
AbbVie Inc. 2.30% 2021	11,485	11,500
AbbVie Inc. 3.20% 2022	5,015	5,167
AbbVie Inc. 2.85% 2023	3,055	3,075
AbbVie Inc. 3.20% 2026	17,925	17,672
AbbVie Inc. 4.45% 2046	9,715	9,702
Actavis Funding SCS 2.35% 2018	17,700	17,881
Actavis Funding SCS 3.00% 2020	6,830	7,051
Actavis Funding SCS 3.45% 2022	9,790	10,191
Actavis Funding SCS 3.80% 2025	36,170	37,642
Actavis Funding SCS 4.55% 2035	810	840
Actavis Funding SCS 4.75% 2045	10,500	11,068
Aetna Inc. 2.40% 2021	20,975	21,191
Aetna Inc. 2.80% 2023	3,280	3,324
Aetna Inc. 3.20% 2026	34,645	34,913
Aetna Inc. 4.25% 2036	4,090	4,167
Amgen Inc. 1.85% 2021	8,835	8,711
Amgen Inc. 2.60% 2026	21,800	21,055
Amgen Inc. 4.40% 2045	9,140	9,341
AstraZeneca PLC 3.375% 2025	22,405	23,434
Baxalta Inc. 4.00% 2025	4,830	5,066
Becton, Dickinson and Co. 2.675% 2019	3,400	3,507
Becton, Dickinson and Co. 3.734% 2024	3,255	3,477
Becton, Dickinson and Co. 4.685% 2044	1,770	1,941
Biogen Inc. 5.20% 2045	4,750	5,383
Boston Scientific Corp. 2.85% 2020	11,470	11,791
Boston Scientific Corp. 6.00% 2020	8,075	9,045
Boston Scientific Corp. 3.375% 2022	5,300	5,539
Boston Scientific Corp. 3.85% 2025	4,000	4,202
Celgene Corp. 3.625% 2024	5,515	5,694
Celgene Corp. 3.875% 2025	22,730	23,927
Celgene Corp. 4.625% 2044	10,405	10,527
Celgene Corp. 5.00% 2045	1,695	1,827
Centene Corp. 5.75% 2017	3,175	3,242
Centene Corp. 5.625% 2021	4,830	5,096
Centene Corp. 4.75% 2022	7,730	7,885
Centene Corp. 6.125% 2024	1,350	1,438
Centene Corp. 4.75% 2025	4,450	4,450
Concordia Healthcare Corp. 9.50% 2022[4]	2,610	1,592
Capital Income Builder — Page 12 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
DJO Finco Inc. 8.125% 2021[4]	$3,675	$3,390
EMD Finance LLC 2.40% 2020[4]	1,600	1,621
EMD Finance LLC 2.95% 2022[4]	9,800	10,057
EMD Finance LLC 3.25% 2025[4]	18,700	19,113
Endo Finance LLC & Endo Finco Inc. 6.00% 2023[4]	3,175	2,762
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[4]	915	828
Express Scripts Inc. 4.80% 2046	2,750	2,769
Gilead Sciences, Inc. 3.05% 2016	18,215	18,247
Gilead Sciences, Inc. 3.25% 2022	1,780	1,871
Gilead Sciences, Inc. 2.95% 2027	8,375	8,296
Gilead Sciences, Inc. 4.15% 2047	9,465	9,411
HCA Inc. 3.75% 2019	1,915	1,963
HCA Inc. 6.50% 2020	5,000	5,547
HCA Inc. 5.00% 2024	5,000	5,237
HCA Inc. 5.25% 2025	4,000	4,200
HCA Inc. 5.25% 2026	4,175	4,375
HCA Inc. 4.50% 2027	1,250	1,237
Hologic, Inc. 5.25% 2022[4]	1,150	1,221
Humana Inc. 3.85% 2024	6,800	7,205
Humana Inc. 4.95% 2044	700	760
IMS Health Holdings, Inc. 5.00% 2026[4]	1,700	1,759
inVentiv Health, Inc. 10.00% 2018[4,9]	10,278	10,545
inVentiv Health, Inc. 10.00% 2018	1,256	1,257
inVentiv Health, Inc. 10.00% 2018	837	838
inVentiv Health, Inc. 7.50% 2024[4]	1,875	1,936
inVentiv Health, Inc., Term Loan B, 4.75% 2023[6,7,8]	6,000	6,007
inVentiv Health, Inc., Term Loan B4, 8.75% 2018[6,7,8]	2,860	2,869
Johnson & Johnson 2.45% 2026	4,830	4,881
Kindred Healthcare, Inc. 8.00% 2020	1,875	1,884
Kindred Healthcare, Inc. 8.75% 2023	2,110	2,055
Kinetic Concepts, Inc. 7.875% 2021[4]	1,475	1,606
Kinetic Concepts, Inc. 9.625% 2021[4]	12,000	11,610
Kinetic Concepts, Inc. 12.50% 2021[4]	5,000	4,762
Laboratory Corporation of America Holdings 4.70% 2045	12,565	13,360
Mallinckrodt PLC 5.625% 2023[4]	4,195	3,964
McKesson Corp. 2.284% 2019	4,815	4,878
MEDNAX, Inc. 5.25% 2023[4]	370	388
Medtronic, Inc. 2.50% 2020	14,015	14,393
Medtronic, Inc. 4.625% 2045	2,825	3,209
Merck & Co., Inc. 1.161% 2018[8]	30,000	30,155
Molina Healthcare, Inc. 5.375% 2022	5,855	6,122
Mylan Laboratories Inc. 3.15% 2021[4]	8,000	8,144
Novartis Securities Investment Ltd. 5.125% 2019	15,000	16,261
Pfizer Inc. 1.15% 2018[8]	5,000	5,020
Pfizer Inc. 7.20% 2039	196	292
Quintiles Transnational Corp. 4.875% 2023[4]	3,285	3,396
Roche Holdings, Inc. 2.375% 2027[4]	14,175	13,921
Shire PLC 2.40% 2021	13,500	13,416
Shire PLC 2.875% 2023	13,680	13,481
Shire PLC 3.20% 2026	17,760	17,505
St. Jude Medical, Inc. 2.80% 2020	2,645	2,706
Tenet Healthcare Corp. 6.75% 2023	1,815	1,670
Tenet Healthcare Corp., First Lien, 6.25% 2018	4,000	4,250
Tenet Healthcare Corp., First Lien, 6.00% 2020	2,115	2,247
Capital Income Builder — Page 13 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Tenet Healthcare Corp., First Lien, 4.50% 2021	$10,000	$10,050
Teva Pharmaceutical Finance Company BV 2.20% 2021	18,865	18,677
Teva Pharmaceutical Finance Company BV 2.80% 2023	8,980	8,850
Teva Pharmaceutical Finance Company BV 3.15% 2026	13,075	12,751
Teva Pharmaceutical Finance Company BV 4.10% 2046	9,390	8,762
UnitedHealth Group Inc. 2.70% 2020	6,460	6,663
UnitedHealth Group Inc. 3.75% 2025	13,180	14,249
UnitedHealth Group Inc. 4.625% 2035	1,475	1,687
UnitedHealth Group Inc. 4.75% 2045	2,455	2,843
Valeant Pharmaceuticals International Inc. 5.50% 2023[4]	40,825	31,946
VPI Escrow Corp. 6.75% 2018[4]	17,914	17,377
VPI Escrow Corp. 6.375% 2020[4]	8,435	7,381
VRX Escrow Corp. 5.375% 2020[4]	3,465	2,963
VRX Escrow Corp. 5.875% 2023[4]	1,615	1,252
VRX Escrow Corp. 6.125% 2025[4]	1,110	857
WellPoint, Inc. 2.30% 2018	2,740	2,763
WellPoint, Inc. 2.25% 2019	2,000	2,020
Zimmer Holdings, Inc. 2.00% 2018	4,000	4,021
Zimmer Holdings, Inc. 2.70% 2020	5,500	5,597
Zimmer Holdings, Inc. 3.15% 2022	4,000	4,103
		915,076
Financials 0.78%
ACE Capital Trust II 9.70% 2030	7,210	10,905
ACE INA Holdings Inc. 2.30% 2020	1,625	1,659
ACE INA Holdings Inc. 2.875% 2022	3,695	3,845
ACE INA Holdings Inc. 3.35% 2026	3,690	3,884
ACE INA Holdings Inc. 4.35% 2045	4,135	4,633
American Express Co. 6.15% 2017	9,080	9,437
AXA SA, junior subordinated 6.463% (undated)[4]	1,900	1,991
AXA SA, Series B, junior subordinated 6.379% (undated)[4]	7,000	7,671
Bank of America Corp. 5.75% 2017	5,000	5,224
Bank of America Corp. 5.65% 2018	1,940	2,053
Bank of America Corp. 2.625% 2020	7,750	7,888
Bank of America Corp. 2.625% 2021	11,177	11,324
Bank of America Corp. 5.875% 2021	5,000	5,690
Bank of America Corp. 3.50% 2026	15,631	16,066
Bank of America Corp. 3.248% 2027	19,175	19,219
Bank of America Corp. junior subordinated 6.25% noncumulative (undated)	6,875	7,210
Bank of America Corp., Series AA, 6.10% (undated)	1,050	1,098
Bank of New York Mellon Corp. 2.10% 2019	15,000	15,205
Bank of New York Mellon Corp. 2.20% 2023	5,000	4,935
Barclays Bank PLC 5.14% 2020	15,525	16,748
BB&T Corp. 1.45% 2019	8,780	8,765
BB&T Corp. 2.45% 2020	7,800	7,961
Berkshire Hathaway Finance Corp. 1.15% 2018	5,590	5,583
Berkshire Hathaway Finance Corp. 1.30% 2019	2,810	2,805
Berkshire Hathaway Inc. 2.20% 2021	2,240	2,291
Berkshire Hathaway Inc. 3.125% 2026	2,205	2,292
Capital One Financial Corp. 1.85% 2019	5,000	4,998
CIT Group Inc. 5.00% 2017	7,000	7,096
CIT Group Inc. 3.875% 2019	2,525	2,570
Citigroup Inc. 2.50% 2018	7,500	7,606
Citigroup Inc. 8.50% 2019	12,656	14,716
Capital Income Builder — Page 14 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Citigroup Inc. 2.35% 2021	$10,000	$10,015
Citigroup Inc. 3.20% 2026	31,250	31,230
Citigroup Inc., Series Q, junior subordinated 5.95% (undated)	10,723	11,018
Citigroup Inc., Series P, 5.95% (undated)	113	116
CNA Financial Corp. 7.35% 2019	6,000	6,881
Credit Suisse Group AG 3.80% 2022	7,888	8,030
Credit Suisse Group AG 3.80% 2023[4]	12,050	12,190
Credit Suisse Group AG 4.55% 2026[4]	7,500	7,879
Discover Financial Services 10.25% 2019	4,334	5,084
Goldman Sachs Group, Inc. 2.241% 2021[8]	17,228	17,222
Goldman Sachs Group, Inc. 2.35% 2021	7,985	7,953
Goldman Sachs Group, Inc. 5.75% 2022	7,500	8,682
Goldman Sachs Group, Inc. 4.75% 2045	7,219	7,980
HBOS PLC 6.75% 2018[4]	25,085	26,734
HSBC Holdings PLC 2.65% 2022	12,350	12,289
HSBC USA Inc. 1.737% 2018[8]	5,000	5,020
Intesa Sanpaolo SpA 5.017% 2024[4]	6,370	5,922
iStar Financial Inc. 4.875% 2018	1,650	1,656
JPMorgan Chase & Co. 6.30% 2019	5,000	5,544
JPMorgan Chase & Co. 4.625% 2021	5,000	5,508
JPMorgan Chase & Co. 2.95% 2026	6,000	5,952
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)	49,540	51,125
Leucadia National Corp. 5.50% 2023	3,265	3,434
MetLife Global Funding I 2.30% 2019[4]	5,395	5,483
MetLife Global Funding I 2.00% 2020[4]	2,155	2,167
MetLife Global Funding I 2.50% 2020[4]	4,000	4,083
MetLife Global Funding I 1.95% 2021[4]	11,000	10,963
MetLife, Inc. 3.60% 2025	2,870	3,042
Morgan Stanley 2.125% 2018	10,000	10,076
Morgan Stanley 2.50% 2021	20,725	20,897
Morgan Stanley 2.281% 2023[8]	6,500	6,503
Morgan Stanley 3.125% 2026	21,660	21,662
Morgan Stanley 3.875% 2026	7,525	7,948
MSCI Inc. 4.75% 2026[4]	2,575	2,601
New York Life Global Funding 1.50% 2019[4]	3,665	3,672
New York Life Global Funding 2.10% 2019[4]	6,000	6,087
New York Life Global Funding 1.95% 2020[4]	2,190	2,202
New York Life Global Funding 1.70% 2021[4]	23,000	22,788
Nordea Bank AB 1.625% 2018[4]	2,500	2,504
Northern Trust Corp. 5.85% 2017[4]	2,850	2,982
PNC Preferred Funding Trust I, junior subordinated 2.50% (undated)[4,8]	15,300	15,070
QBE Insurance Group Ltd. 2.40% 2018[4]	15,035	15,104
Travelers Companies, Inc. 3.75% 2046	805	822
US Bancorp. 1.307% 2018[8]	5,000	5,012
Wells Fargo & Co. 1.11% 2017[8]	7,695	7,698
Wells Fargo & Co. 2.10% 2021	17,944	17,868
Wells Fargo & Co. 2.50% 2021	2,631	2,666
Wells Fargo & Co. 3.00% 2026	19,760	19,689
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)	71,606	74,739
		775,160
Capital Income Builder — Page 15 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary 0.73%	Principal amount (000)	Value (000)
21st Century Fox America, Inc. 4.95% 2045	$1,700	$1,875
Adient Global Holdings Ltd. 4.875% 2026[4]	750	740
Amazon.com, Inc. 4.95% 2044	4,250	4,984
American Honda Finance Corp. 1.70% 2021	10,000	9,903
Bayerische Motoren Werke AG 1.45% 2019[4]	10,210	10,182
Bayerische Motoren Werke AG 1.85% 2021[4]	2,000	1,982
Bayerische Motoren Werke AG 2.00% 2021[4]	15,000	15,025
Boyd Gaming Corp. 6.375% 2026[4]	3,375	3,628
Burger King Corp. 4.625% 2022[4]	13,000	13,455
Burger King Corp. 6.00% 2022[4]	4,150	4,351
Cablevision Systems Corp. 7.75% 2018	18,475	19,514
Cablevision Systems Corp. 5.50% 2027[4]	2,400	2,440
CBS Corp. 1.95% 2017	8,000	8,031
CBS Outdoor Americas Inc. 5.25% 2022	1,500	1,558
CBS Outdoor Americas Inc. 5.625% 2024	799	834
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020[4]	7,815	8,111
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022[4]	6,175	6,587
CCO Holdings LLC and CCO Holdings Capital Corp. 6.625% 2022	800	835
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025[4]	37,910	40,974
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[4]	3,275	3,373
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[4]	4,575	4,778
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	1,775	1,726
Comcast Corp. 6.30% 2017	7,000	7,366
Comcast Corp. 2.35% 2027	7,635	7,390
Comcast Corp. 4.75% 2044	5,905	6,703
Cooper-Standard Holdings Inc. 5.625% 2026[4]	1,245	1,253
Cumulus Media Holdings Inc. 7.75% 2019	5,030	2,113
Cumulus Media Inc., Term Loan B, 4.25% 2020[6,7,8]	2,045	1,421
Daimler Finance NA LLC 2.70% 2020[4]	1,500	1,540
DaimlerChrysler North America Holding Corp. 1.617% 2018[4,8]	1,500	1,508
DaimlerChrysler North America Holding Corp. 2.00% 2021[4]	14,875	14,778
DaimlerChrysler North America Holding Corp. 2.20% 2021[4]	4,100	4,109
DaimlerChrysler North America Holding Corp. 3.30% 2025[4]	6,750	6,994
DISH DBS Corp. 7.875% 2019	7,000	7,811
Dollar Tree Inc. 5.25% 2020	575	598
Dollar Tree Inc. 5.75% 2023	11,175	11,915
Federated Department Stores, Inc. 6.90% 2029	3,177	3,572
Ford Motor Co. 4.75% 2043	750	754
Ford Motor Credit Co. 8.00% 2016	2,000	2,016
Ford Motor Credit Co. 4.25% 2017	5,000	5,039
Ford Motor Credit Co. 2.375% 2018	2,500	2,518
Ford Motor Credit Co. 2.597% 2019	810	820
Ford Motor Credit Co. 3.20% 2021	10,000	10,228
Ford Motor Credit Co. 3.219% 2022	4,390	4,483
Ford Motor Credit Co. 3.664% 2024	1,000	1,014
Ford Motor Credit Co. 4.134% 2025	15,000	15,623
Gannett Co., Inc. 5.125% 2019	1,385	1,427
Gannett Co., Inc. 4.875% 2021[4]	435	455
Gannett Co., Inc. 5.50% 2024[4]	680	700
General Motors Co. 4.00% 2025	1,340	1,355
General Motors Financial Co. 6.75% 2018	1,500	1,610
General Motors Financial Co. 3.70% 2020	15,890	16,393
General Motors Financial Co. 4.375% 2021	5,000	5,319
General Motors Financial Co. 3.45% 2022	3,170	3,210
Capital Income Builder — Page 16 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
General Motors Financial Co. 3.70% 2023	$2,730	$2,771
General Motors Financial Co. 4.30% 2025	7,500	7,668
General Motors Financial Co. 4.00% 2026	8,500	8,471
Hilton Worldwide Finance LLC 5.625% 2021	1,800	1,854
Hilton Worldwide Holdings Inc. 4.25% 2024[4]	5,815	5,859
Home Depot, Inc. 4.40% 2021	10,000	11,106
Home Depot, Inc. 2.125% 2026	10,820	10,452
Home Depot, Inc. 3.50% 2056	1,170	1,091
International Game Technology 6.25% 2022[4]	2,800	2,985
Li & Fung Ltd. 6.00% (undated)	28,831	29,984
Limited Brands, Inc. 8.50% 2019	3,006	3,509
Limited Brands, Inc. 7.00% 2020	2,994	3,428
Limited Brands, Inc. 6.875% 2035	2,575	2,742
Marks and Spencer Group PLC 6.25% 2017[4]	6,729	7,034
Marriott International, Inc., Series I, 6.375% 2017	5,250	5,414
McDonald’s Corp. 3.70% 2026	10,895	11,558
McDonald’s Corp. 4.70% 2035	3,000	3,307
McDonald’s Corp. 4.875% 2045	5,700	6,414
McGraw-Hill Global Education Holdings, LLC, Term Loan B, 5.00% 2022[6,7,8]	3,601	3,612
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	6,875	7,184
MGM Resorts International 6.75% 2020	2,025	2,264
MGM Resorts International 7.75% 2022	12,700	14,728
Michaels Stores, Inc. 5.875% 2020[4]	725	749
NBC Universal Enterprise, Inc. 1.565% 2018[4,8]	13,105	13,199
NBC Universal Enterprise, Inc. 5.25% 2049[4]	9,635	10,288
NCL Corp. Ltd. 5.25% 2019[4]	900	920
Needle Merger Sub Corp. 8.125% 2019[4]	1,714	1,714
Neiman Marcus Group LTD Inc. 8.00% 2021[4]	2,150	1,784
Neiman Marcus Group LTD Inc. 8.75% 2021[4,9]	3,955	3,142
Neiman Marcus, Term Loan B, 4.25% 2020[6,7,8]	6,305	5,812
Newell Rubbermaid Inc. 2.60% 2019	6,445	6,579
Newell Rubbermaid Inc. 3.15% 2021	15,055	15,694
Newell Rubbermaid Inc. 3.85% 2023	11,275	11,980
Newell Rubbermaid Inc. 4.20% 2026	22,695	24,550
Newell Rubbermaid Inc. 5.50% 2046	17,585	20,789
NIKE, Inc. 3.875% 2045	12,145	12,743
PETCO Animal Supplies, Inc., Term Loan B-1, 5.00% 2023[6,7,8]	9,429	9,526
PETsMART, Inc. 7.125% 2023[4]	7,100	7,446
Playa Resorts Holding BV 8.00% 2020[4]	6,600	6,831
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	725	778
Schaeffler Verwaltungs 4.125% 2021[4,9]	500	513
Schaeffler Verwaltungs 4.50% 2023[4,9]	325	330
Starbucks Corp. 2.70% 2022	1,500	1,559
Starbucks Corp. 4.30% 2045	1,750	1,993
Tenneco Inc. 5.00% 2026	7,475	7,531
Thomson Reuters Corp. 1.30% 2017	2,455	2,456
Thomson Reuters Corp. 1.65% 2017	2,880	2,888
Thomson Reuters Corp. 4.30% 2023	2,085	2,260
Thomson Reuters Corp. 5.65% 2043	2,375	2,707
Time Warner Cable Inc. 5.00% 2020	10,000	10,797
Toyota Motor Credit Corp. 2.25% 2023	5,630	5,622
Under Armour, Inc. 3.25% 2026	2,840	2,807
Univision Communications Inc. 8.50% 2021[4]	1,469	1,514
Univision Communications Inc. 6.75% 2022[4]	10,000	10,575
Capital Income Builder — Page 17 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Univision Communications Inc. 5.125% 2025[4]	$2,500	$2,516
Volkswagen Group of America Finance, LLC 1.25% 2017[4]	5,930	5,919
Volkswagen Group of America Finance, LLC 2.40% 2020[4]	4,070	4,110
Warner Music Group 5.625% 2022[4]	6,475	6,758
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.375% 2022	1,675	1,725
Wynn Macau, Ltd. 5.25% 2021[4]	1,000	1,008
YUM! Brands, Inc. 5.00% 2024[4]	3,090	3,183
YUM! Brands, Inc. 5.25% 2026[4]	1,545	1,614
ZF Friedrichshafen AG 4.50% 2022[4]	7,395	7,848
ZF Friedrichshafen AG 4.75% 2025[4]	8,000	8,470
		721,583
Utilities 0.50%
Tampa Electric Co. 5.40% 2021	1,987	2,228
AES Corp. 8.00% 2020	2,900	3,415
AES Corp. 7.375% 2021	7,000	7,927
AES Corp. 6.00% 2026	1,250	1,289
American Electric Power Co., Inc. 2.75% 2026	7,289	7,199
Calpine Corp. 6.00% 2022[4]	350	366
Calpine Corp. 5.375% 2023	2,925	2,910
Calpine Corp. 7.875% 2023[4]	1,123	1,179
Calpine Corp. 5.875% 2024[4]	5,000	5,287
CenterPoint Energy, Inc. 2.25% 2022	6,264	6,336
Cleveland Electric Illuminating Co. 8.875% 2018	21,700	24,705
CMS Energy Corp. 8.75% 2019	2,060	2,423
CMS Energy Corp. 5.05% 2022	9,322	10,557
CMS Energy Corp. 3.875% 2024	1,650	1,774
CMS Energy Corp. 3.60% 2025	10,631	11,208
CMS Energy Corp. 3.00% 2026	9,287	9,387
Comision Federal de Electricidad 4.75% 2027[4]	745	758
Consumers Energy Co., First Mortgage Bonds, 5.15% 2017	1,500	1,518
Consumers Energy Co. 5.65% 2020	4,058	4,577
Consumers Energy Co. 2.85% 2022	1,454	1,516
Dominion Resources, Inc. 4.104% 2021[7]	12,838	13,751
Duke Energy Corp. 1.80% 2021	14,000	13,845
Duke Energy Corp. 3.75% 2024	2,490	2,651
Duke Energy Corp. 2.65% 2026	6,660	6,497
Duke Energy Corp. 3.75% 2046	5,250	5,031
Duke Energy Florida, LLC 3.40% 2046	3,285	3,148
Dynegy Finance Inc. 6.75% 2019	2,520	2,563
Dynegy Finance Inc. 7.375% 2022	2,290	2,227
Dynegy Finance Inc. 7.625% 2024	2,570	2,470
Electricité de France SA 4.95% 2045[4]	6,500	6,948
Emera Inc. 6.75% 2076	16,000	17,712
Emera US Finance LP 2.15% 2019[4]	2,000	2,020
Emera US Finance LP 2.70% 2021[4]	6,000	6,108
Emera US Finance LP 3.55% 2026[4]	3,300	3,379
Entergy Corp. 4.70% 2017	6,500	6,527
Entergy Corp. 5.59% 2024	1,221	1,455
Entergy Corp. 2.40% 2026	7,875	7,710
Entergy Corp. 2.95% 2026	12,745	12,599
Entergy Louisiana, LLC 3.30% 2022	3,264	3,385
Eversource Energy 2.50% 2021	3	3
Eversource Energy 2.375% 2022	2,564	2,594
Capital Income Builder — Page 18 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Eversource Energy 3.25% 2025	$542	$571
Exelon Corp. 2.45% 2021	2,499	2,528
Exelon Corp. 3.95% 2025	10,000	10,696
Exelon Corp. 3.40% 2026	1,570	1,625
Exelon Corp. 4.95% 2035	1,124	1,246
Exelon Corp. 4.45% 2046	7,000	7,320
FirstEnergy Corp. 7.375% 2031	3,200	4,173
FirstEnergy Corp., Series B, 4.25% 2023	8,488	9,019
Mississippi Power Co. 4.25% 2042	2,781	2,551
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	1,428	1,613
Northern States Power Co., First Mortgage Bonds, 2.15% 2022	2,124	2,137
NRG Energy, Inc. 6.625% 2023	2,000	2,005
NRG Energy, Inc. 7.25% 2026[4]	3,825	3,777
NRG Energy, Inc. 6.625% 2027[4]	1,025	961
NV Energy, Inc 6.25% 2020	18,664	21,709
Ohio Power Co., Series G, 6.60% 2033	3,178	4,054
Ohio Power Co., Series D, 6.60% 2033	704	906
Pacific Gas and Electric Co. 3.25% 2021	3,000	3,165
Pacific Gas and Electric Co. 2.45% 2022	1,972	2,005
Pacific Gas and Electric Co. 3.25% 2023	10,000	10,520
Pacific Gas and Electric Co. 3.85% 2023	2,431	2,652
Pacific Gas and Electric Co. 3.40% 2024	4,000	4,232
Pacific Gas and Electric Co. 3.75% 2024	602	653
Pacific Gas and Electric Co. 3.75% 2042	1,101	1,109
Pacific Gas and Electric Co. 4.25% 2046	3,129	3,413
Pennsylvania Electric Co. 6.05% 2017	3,000	3,110
Progress Energy, Inc. 7.05% 2019	9,650	10,860
Progress Energy, Inc. 7.00% 2031	10,000	13,353
Progress Energy, Inc. 7.75% 2031	7,115	9,840
Public Service Co. of Colorado 5.80% 2018	4,850	5,224
Public Service Co. of Colorado 2.25% 2022	1,741	1,764
Puget Energy, Inc. 6.50% 2020	8,815	10,180
Puget Energy, Inc. 5.625% 2022	9,010	10,289
Puget Energy, Inc. 3.65% 2025	9,902	10,185
Sierra Pacific Power Co. 2.60% 2026	15,750	15,754
Southern Co. 2.35% 2021	12,500	12,640
Talen Energy Corp. 6.50% 2018	1,000	1,043
Talen Energy Corp. 4.625% 2019[4]	2,370	2,263
Tampa Electric Co. 2.60% 2022	1,803	1,845
Teco Finance, Inc. 1.476% 2018[8]	1,360	1,358
Teco Finance, Inc. 5.15% 2020	17,285	18,910
TEX Operations Co. LLC, Term Loan B, 5.00% 2023[6,7,8]	4,926	4,971
TEX Operations Co. LLC, Term Loan C, 5.00% 2023[6,7,8]	1,124	1,134
Virginia Electric and Power Co. 2.95% 2022	7,245	7,599
Virginia Electric and Power Co. 3.45% 2024	1,860	1,991
Xcel Energy Inc. 3.30% 2025	5,850	6,100
Xcel Energy Inc. 6.50% 2036	10,000	13,335
		497,570
Consumer staples 0.43%
Altria Group, Inc. 9.25% 2019	3,834	4,626
Altria Group, Inc. 2.625% 2020	4,340	4,465
Altria Group, Inc. 4.75% 2021	1,500	1,675
Altria Group, Inc. 2.95% 2023	3,800	3,923
Capital Income Builder — Page 19 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Altria Group, Inc. 4.00% 2024	$3,000	$3,299
Altria Group, Inc. 2.625% 2026	1,375	1,366
Altria Group, Inc. 5.375% 2044	3,375	4,117
Altria Group, Inc. 3.875% 2046	13,390	13,255
Anheuser-Busch InBev NV 6.875% 2019	16,000	18,426
Anheuser-Busch InBev NV 2.65% 2021	3,275	3,359
Anheuser-Busch InBev NV 3.30% 2023	7,140	7,477
Anheuser-Busch InBev NV 3.65% 2026	28,235	29,777
Anheuser-Busch InBev NV 4.90% 2046	5,670	6,520
Coca-Cola Co. 3.30% 2021	2,000	2,143
Constellation Brands, Inc. 3.875% 2019	3,500	3,671
CVS Health Corp. 2.125% 2021	5,010	5,021
CVS Health Corp. 2.875% 2026	6,430	6,399
Kraft Heinz Co. 4.375% 2046	6,120	6,191
Kroger Co. 6.40% 2017	31,300	32,528
Molson Coors Brewing Co. 1.45% 2019	1,245	1,238
Molson Coors Brewing Co. 2.10% 2021	3,325	3,316
Molson Coors Brewing Co. 3.00% 2026	9,020	8,964
Molson Coors Brewing Co. 4.20% 2046	955	965
Mondelez International, Inc. 1.625% 2019[4]	8,000	7,978
PepsiCo, Inc. 1.70% 2021	3,100	3,083
PepsiCo, Inc. 2.375% 2026	4,250	4,184
PepsiCo, Inc. 3.45% 2046	5,750	5,502
Pernod Ricard SA 2.95% 2017[4]	12,000	12,034
Pernod Ricard SA 4.45% 2022[4]	13,975	15,334
Philip Morris International Inc. 1.875% 2021	2,170	2,173
Philip Morris International Inc. 3.60% 2023	4,545	4,899
Philip Morris International Inc. 2.75% 2026	1,915	1,938
Philip Morris International Inc. 3.875% 2042	4,500	4,461
Philip Morris International Inc. 4.25% 2044	2,000	2,115
Procter & Gamble Co. 1.70% 2021	10,200	10,179
Procter & Gamble Co. 2.45% 2026	4,500	4,494
Reynolds American Inc. 2.30% 2018	2,645	2,681
Reynolds American Inc. 3.25% 2020	7,355	7,688
Reynolds American Inc. 4.00% 2022	4,500	4,847
Reynolds American Inc. 4.45% 2025	40,250	44,277
Reynolds American Inc. 5.70% 2035	2,315	2,810
Reynolds American Inc. 6.15% 2043	1,135	1,455
Reynolds American Inc. 5.85% 2045	25,000	31,397
SABMiller Holdings Inc. 2.45% 2017[4]	14,815	14,858
Unilever Capital Corp. 1.375% 2021	10,500	10,338
Walgreens Boots Alliance, Inc. 2.60% 2021	6,695	6,785
Walgreens Boots Alliance, Inc. 3.10% 2023	4,505	4,567
Walgreens Boots Alliance, Inc. 3.45% 2026	4,975	5,083
Walgreens Boots Alliance, Inc. 4.65% 2046	1,250	1,323
WM. Wrigley Jr. Co 2.40% 2018[4]	4,075	4,138
WM. Wrigley Jr. Co 2.90% 2019[4]	2,000	2,061
WM. Wrigley Jr. Co 3.375% 2020[4]	29,685	31,180
		426,583
Materials 0.35%
Air Liquide SA 1.75% 2021[4]	3,515	3,479
ArcelorMittal 10.85% 2019	10,750	12,927
ArcelorMittal 7.25% 2022	20,500	23,370
Capital Income Builder — Page 20 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Ball Corp. 4.375% 2020	$1,225	$1,311
BHP Billiton Finance (USA) Ltd. 2.05% 2018	13,220	13,381
CEMEX Finance LLC 6.00% 2024	3,660	3,797
CEMEX SAB de CV 5.70% 2025	4,190	4,274
CEMEX SAB de CV 7.75% 2026	10,190	11,444
Chemours Co. 6.625% 2023	2,400	2,340
Chemours Co. 7.00% 2025	2,790	2,727
E.I. du Pont de Nemours and Co. 5.25% 2016	826	830
E.I. du Pont de Nemours and Co. 2.80% 2023	10,000	10,142
Ecolab Inc. 3.00% 2016	8,725	8,743
Ecolab Inc. 4.35% 2021	1,500	1,672
First Quantum Minerals Ltd. 6.75% 2020[4]	7,188	6,918
First Quantum Minerals Ltd. 7.00% 2021[4]	23,782	22,831
First Quantum Minerals Ltd. 7.25% 2022[4]	72,600	69,061
FMG Resources 3.75% 2019[6,7,8]	3,715	3,717
FMG Resources 9.75% 2022[4]	5,500	6,422
Freeport-McMoRan Copper & Gold Inc. 3.55% 2022	5,000	4,600
Freeport-McMoRan Inc. 6.875% 2023	15,000	15,638
Georgia Gulf Corp. 4.875% 2023	2,500	2,588
Glencore Funding LLC 4.00% 2025[4]	9,500	9,374
Monsanto Co. 2.75% 2021	515	525
Monsanto Co. 4.40% 2044	300	299
Mosaic Co. 4.25% 2023	1,700	1,747
Novelis Corp. 6.25% 2024[4]	900	938
Novelis Corp. 5.875% 2026[4]	1,100	1,117
Owens-Illinois, Inc. 5.875% 2023[4]	4,970	5,306
Owens-Illinois, Inc. 6.375% 2025[4]	4,130	4,540
Platform Specialty Products Corp. 10.375% 2021[4]	4,300	4,655
Platform Specialty Products Corp. 6.50% 2022[4]	200	195
Potash Corp. of Saskatchewan Inc. 5.875% 2036	350	413
Rayonier Advanced Materials Inc. 5.50% 2024[4]	2,545	2,348
Reynolds Group Inc. 9.875% 2019	203	208
Reynolds Group Inc. 5.75% 2020	9,000	9,248
Reynolds Group Inc. 6.875% 2021	3,000	3,105
Ryerson Inc. 11.00% 2022[4]	6,851	7,502
Summit Materials, Inc. 6.125% 2023	700	721
Teck Resources Ltd. 8.00% 2021[4]	1,350	1,478
Tembec Industries Inc. 9.00% 2019[4]	1,055	844
Vale Overseas Ltd. 5.875% 2021	5,250	5,611
Vale Overseas Ltd. 6.875% 2036	8,150	8,260
Vale Overseas Ltd. 6.875% 2039	40,280	40,006
Vale SA 5.625% 2042	470	411
Xstrata Canada Financial Corp. 4.95% 2021[4]	3,250	3,465
Yara International ASA 7.875% 2019[4]	2,225	2,531
Zekelman Industries Inc. 9.875% 2023[4]	1,240	1,308
Zekelman Industries Inc., Term Loan B, 6.00% 2021[6,7,8]	998	1,009
		349,376
Industrials 0.33%
3M Co. 1.625% 2021	3,300	3,300
3M Co. 2.25% 2026	7,250	7,102
3M Co. 3.125% 2046	2,200	2,069
ADS Waste Escrow 8.25% 2020	1,275	1,334
AerCap Holdings NV 2.75% 2017	3,250	3,258
Capital Income Builder — Page 21 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
European Aeronautic Defence and Space Company 2.70% 2023[4]	$5,335	$5,465
Allison Transmission Holdings, Inc. 5.00% 2024[4]	800	818
American Airlines, Inc., 5.50% 2019[4]	3,500	3,631
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024[7]	400	435
ARAMARK Corp. 5.125% 2024	11,000	11,550
Ashtead Group PLC 5.625% 2024[4]	5,000	5,287
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	4,125	3,960
BNSF Funding Trust I 6.613% 2055	6,700	7,730
Builders Firstsource, Inc. 10.75% 2023[4]	6,025	6,959
Builders FirstSource, Inc. 5.625% 2024[4]	1,075	1,083
Canadian National Railway Co. 5.55% 2018	25,000	26,562
Canadian National Railway Co. 3.20% 2046	2,960	2,793
Caterpillar Inc. 1.70% 2021	4,500	4,425
CEVA Group PLC 7.00% 2021[4]	1,850	1,508
CEVA Group PLC 9.00% 2021[4]	775	507
CEVA Group PLC, Apollo Global Securities LLC LOC, 5.969% 2021[6,7,8]	515	412
CEVA Logistics Canada, ULC, Term Loan, 6.50% 2021[6,7,8]	91	73
CEVA Logistics Holdings BV, Term Loan, 6.50% 2021[6,7,8]	529	423
CEVA Logistics U.S. Holdings Inc., Term Loan B, 6.50% 2021[6,7,8]	730	584
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[7]	1,089	1,110
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[7]	797	808
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 2022[7]	2,483	2,669
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[7]	5,899	6,426
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 2022[7]	5,952	6,648
Corporate Risk Holdings LLC 9.50% 2019[4]	6,538	6,750
DAE Aviation Holdings, Inc. 10.00% 2023[4]	4,575	4,872
Deck Chassis Acquisition Inc. 10.00% 2023[4]	5,500	5,734
ERAC USA Finance Co. 2.60% 2021[4]	5,250	5,317
ERAC USA Finance Co. 2.70% 2023[4]	3,250	3,227
FBM Finance, Inc. 8.25% 2021[4]	1,300	1,365
Gardner Denver, Inc., Term Loan B, 4.25% 2020[6,7,8]	3,568	3,472
Gates Global LLC 6.00% 2022[4]	8,950	8,502
Gates Global LLC, Term Loan B, 4.25% 2021[6,7,8]	9,924	9,788
General Electric Capital Corp. 2.342% 2020	5,984	6,109
General Electric Corp. 5.25% 2017	12,500	13,065
HD Supply, Inc. 5.25% 2021[4]	3,325	3,545
HDTFS Inc. 6.75% 2019	4,846	4,947
Honeywell International Inc. 1.85% 2021	19,020	18,981
Honeywell International Inc. 2.50% 2026	4,500	4,435
LMI Aerospace Inc. 7.375% 2019	2,550	2,577
Lockheed Martin Corp. 1.85% 2018	3,370	3,404
Lockheed Martin Corp. 2.50% 2020	8,340	8,565
Lockheed Martin Corp. 3.10% 2023	2,370	2,481
Lockheed Martin Corp. 3.55% 2026	7,820	8,298
Lockheed Martin Corp. 4.50% 2036	2,320	2,609
Lockheed Martin Corp. 4.70% 2046	8,085	9,225
LSC Communications, Inc. 8.75% 2023[4]	1,200	1,185
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[4]	750	783
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2022[4]	2,825	2,888
PACCAR Inc. 1.65% 2021	4,250	4,241
R.R. Donnelley & Sons Co. 7.875% 2021	3,475	3,753
Republic Services, Inc. 3.80% 2018	2,500	2,590
Siemens AG 1.30% 2019[4]	10,500	10,425
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[4]	4,225	3,359
Capital Income Builder — Page 22 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
TransDigm Inc. 5.50% 2020	$17,400	$17,944
United Rentals, Inc. 5.875% 2026	1,675	1,715
United Rentals, Inc. 5.50% 2027	8,750	8,761
United Technologies Corp. 1.95% 2021	9,330	9,345
United Technologies Corp. 2.65% 2026	6,950	6,959
Watco Companies 6.375% 2023[4]	1,735	1,770
		331,915
Real estate 0.30%
Alexandria Real Estate Equities, Inc. 3.90% 2023	4,800	5,021
Alexandria Real Estate Equities, Inc. 4.30% 2026	2,800	3,008
Alexandria Real Estate Equities, Inc. 4.50% 2029	1,205	1,275
American Campus Communities, Inc. 3.35% 2020	7,200	7,474
American Campus Communities, Inc. 3.75% 2023	10,190	10,588
American Campus Communities, Inc. 4.125% 2024	12,080	12,816
Boston Properties, Inc. 3.65% 2026	4,900	5,083
Brandywine Operating Partnership, LP 5.70% 2017	41	42
Brandywine Operating Partnership, LP 3.95% 2023	170	174
Corporate Office Properties LP 3.60% 2023	515	511
Corporate Office Properties LP 5.25% 2024	590	637
Corporate Office Properties LP 5.00% 2025	4,335	4,599
Crescent Resources 10.25% 2017[4]	3,355	3,364
Crown Castle International Corp. 2.25% 2021	7,750	7,695
Crown Castle International Corp. 4.875% 2022	300	332
DCT Industrial Trust Inc. 4.50% 2023	7,400	7,760
DDR Corp. 4.25% 2026	415	434
Developers Diversified Realty Corp. 7.50% 2017	27,306	27,976
Developers Diversified Realty Corp. 7.875% 2020	9,000	10,738
EPR Properties 4.50% 2025	7,265	7,387
ERP Operating LP 2.85% 2026	3,250	3,218
Essex Portfolio L.P. 3.25% 2023	7,845	8,021
Essex Portfolio L.P. 3.875% 2024	9,035	9,532
Essex Portfolio L.P. 3.375% 2026	2,010	2,037
Gaming and Leisure Properties, Inc. 4.375% 2021	550	580
Gaming and Leisure Properties, Inc. 5.375% 2026	3,780	4,016
Hospitality Properties Trust 6.70% 2018	5,978	6,188
Hospitality Properties Trust 5.00% 2022	5,250	5,686
Hospitality Properties Trust 4.50% 2023	5,980	6,123
Hospitality Properties Trust 4.50% 2025	3,925	3,979
Host Hotels & Resorts LP 3.75% 2023	4,000	4,035
Host Hotels & Resorts LP 4.50% 2026	2,650	2,779
Iron Mountain Inc. 6.00% 2020[4]	6,000	6,367
iStar Financial Inc. 5.00% 2019	8,400	8,401
Kimco Realty Corp. 4.30% 2018	10,000	10,272
Kimco Realty Corp. 3.40% 2022	3,025	3,171
Prologis, Inc. 3.35% 2021	3,950	4,155
Prologis, Inc. 3.75% 2025	1,825	1,958
Realogy Corp. 5.25% 2021[4]	8,375	8,846
Realogy Corp. 4.875% 2023[4]	2,575	2,601
Scentre Group 2.375% 2019[4]	3,950	4,002
Scentre Group 2.375% 2021[4]	4,220	4,253
Scentre Group 3.25% 2025[4]	4,155	4,188
Scentre Group 3.50% 2025[4]	9,000	9,252
Select Income REIT 4.15% 2022	3,055	3,094
Capital Income Builder — Page 23 of 32

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
Select Income REIT 4.50% 2025	$1,645	$1,658
WEA Finance LLC 2.70% 2019[4]	14,415	14,741
WEA Finance LLC 3.25% 2020[4]	22,015	22,805
WEA Finance LLC 3.75% 2024[4]	11,180	11,671
		294,543
Information technology 0.18%
Apple Inc. 1.55% 2021	12,130	12,010
Apple Inc. 2.45% 2026	7,500	7,355
Apple Inc. 3.85% 2046	4,500	4,402
Blackboard Inc. 9.75% 2021[4]	77	78
Blackboard Inc., Term Loan B4, 6.00% 2021[6,7,8]	599	594
Camelot Finance SA 7.875% 2024[4]	3,145	3,224
Camelot Finance SA, Term Loan B, 4.75% 2023[6,7,8]	2,000	2,005
Cisco Systems, Inc. 1.85% 2021	8,460	8,452
First Data Corp. 6.75% 2020[4]	5,255	5,452
First Data Corp. 7.00% 2023[4]	5,150	5,427
First Data Corp. 5.00% 2024[4]	13,525	13,745
First Data Corp. 5.75% 2024[4]	775	791
Harris Corp. 2.70% 2020	1,530	1,551
Harris Corp. 3.832% 2025	815	854
Harris Corp. 4.854% 2035	3,050	3,281
Harris Corp. 5.054% 2045	3,360	3,714
Infor Inc. 5.75% 2020[4]	1,475	1,549
International Business Machines Corp. 3.375% 2023	5,000	5,339
JDA Software Group, Inc. 7.375% 2024[4]	550	569
JDA Software Group, Inc., Term Loan B, 4.50% 2023[6,7,8]	2,850	2,857
Kronos Inc., Term Loan B, 5.00% 2023[6,7,8]	1,825	1,835
Kronos Inc., Term Loan B, 9.25% 2024[6,7,8]	2,800	2,893
Microsoft Corp. 4.45% 2045	10,740	11,851
Microsoft Corp. 3.70% 2046	11,250	11,047
National Semiconductor Corp. 6.60% 2017	10,000	10,354
NXP BV and NXP Funding LLC 4.125% 2020[4]	4,000	4,230
NXP BV and NXP Funding LLC 4.125% 2021[4]	6,325	6,768
Oracle Corp. 1.46% 2019[8]	5,000	5,043
Oracle Corp. 1.90% 2021	31,000	30,925
Oracle Corp. 2.65% 2026	3,450	3,413
Oracle Corp. 4.125% 2045	2,525	2,557
Oracle Corp. 4.00% 2046	2,000	1,982
Samsung Electronics America, Inc. 1.75% 2017[4]	2,350	2,353
Solera Holdings, Inc. 10.50% 2024[4]	1,750	1,965
Western Digital Corp. 7.375% 2023[4]	1,325	1,454
Western Digital Corp. 10.50% 2024[4]	1,000	1,159
Western Digital Corp., Term Loan B1, 4.50% 2023[6,7,8]	1,596	1,616
		184,694
Total corporate bonds & notes		6,585,722
Mortgage-backed obligations 2.88%
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A4, 5.552% 2049[7,8]	2,787	2,814
Banc of America Mortgage Securities Inc., Series 2004-B, Class 1A1, 2.922% 2034[7,8]	44	44
Bear Stearns ARM Trust, Series 2003-8, Class III-A, 3.05% 2034[7,8]	1,057	1,063
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A1A, 5.71% 2042[7,8]	179	184
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AM, 6.084% 2050[7,8]	4,320	4,455
Capital Income Builder — Page 24 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class AM, 6.129% 2049[7,8]	$5,000	$5,157
Commercial Mortgage Trust, Series 2005-LP5, Class E, 4.691% 2043[4,7,8]	2,060	2,057
CS First Boston Mortgage Securities Corp., Series 2002-30, Class IA1, 7.50% 2032[7]	269	294
CS First Boston Mortgage Securities Corp., Series 2002-34, Class IA1, 7.50% 2032[7]	168	184
CS First Boston Mortgage Securities Corp., Series 2003-21, Class VA1, 6.50% 2033[7]	211	228
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class AM, 5.615% 2049[7,8]	117	119
DBUBS Mortgage Trust, Series 2011-LC2A, Class A1, 4.537% 2044[4,7]	2,000	2,199
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[4,7]	270	272
Fannie Mae 4.50% 2020[7]	446	461
Fannie Mae 6.00% 2021[7]	593	639
Fannie Mae 5.00% 2023[7]	1,332	1,438
Fannie Mae 4.50% 2024[7]	6,706	7,172
Fannie Mae 4.50% 2024[7]	1,645	1,774
Fannie Mae 6.00% 2024[7]	2,526	2,893
Fannie Mae 6.00% 2024[7]	19	21
Fannie Mae 6.00% 2026[7]	9,181	10,517
Fannie Mae 6.00% 2027[7]	13,249	15,177
Fannie Mae 5.50% 2033[7]	368	418
Fannie Mae 3.50% 2035[7]	42,535	45,056
Fannie Mae 6.00% 2036[7]	5,865	6,784
Fannie Mae 6.00% 2036[7]	4,611	5,333
Fannie Mae 6.00% 2036[7]	3,244	3,703
Fannie Mae 6.00% 2036[7]	2,615	3,024
Fannie Mae 6.00% 2036[7]	1,008	1,165
Fannie Mae 5.50% 2037[7]	407	464
Fannie Mae 6.50% 2037[7]	1,662	1,930
Fannie Mae 6.50% 2037[7]	316	338
Fannie Mae 6.50% 2037[7]	251	291
Fannie Mae 6.50% 2037[7]	169	181
Fannie Mae 7.00% 2037[7]	3,868	4,579
Fannie Mae 7.00% 2037[7]	361	419
Fannie Mae 7.50% 2037[7]	612	687
Fannie Mae 7.50% 2037[7]	280	315
Fannie Mae 7.50% 2037[7]	260	292
Fannie Mae 7.50% 2037[7]	120	128
Fannie Mae 5.50% 2038[7]	3,823	4,386
Fannie Mae 5.50% 2038[7]	2,886	3,312
Fannie Mae 5.50% 2038[7]	1,241	1,422
Fannie Mae 5.50% 2038[7]	714	819
Fannie Mae 5.50% 2038[7]	375	424
Fannie Mae 5.60% 2038[7,8]	139	148
Fannie Mae 6.00% 2038[7]	1,969	2,262
Fannie Mae 7.00% 2038[7]	88	103
Fannie Mae 3.00% 2039[7,8]	795	843
Fannie Mae 3.07% 2039[7,8]	875	930
Fannie Mae 3.204% 2039[7,8]	1,270	1,352
Fannie Mae 5.50% 2039[7]	280	317
Fannie Mae 4.00% 2040[7]	806	877
Fannie Mae 6.00% 2040[7]	14,047	16,129
Fannie Mae 4.00% 2041[7]	1,287	1,400
Fannie Mae 4.00% 2041[7]	778	846
Fannie Mae 4.00% 2041[7]	603	656
Fannie Mae 4.00% 2041[7]	395	433
Fannie Mae 5.00% 2041[7]	12,364	13,772
Fannie Mae 6.00% 2041[7]	9,939	11,505
Capital Income Builder — Page 25 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2042[7]	$30,163	$32,761
Fannie Mae 4.00% 2042[7]	17,938	19,482
Fannie Mae 4.00% 2042[7]	6,181	6,722
Fannie Mae 4.00% 2042[7]	4,326	4,698
Fannie Mae 4.00% 2042[7]	2,481	2,682
Fannie Mae 4.00% 2042[7]	2,106	2,291
Fannie Mae 4.00% 2043[7]	20,661	22,471
Fannie Mae 4.00% 2043[7]	17,145	18,759
Fannie Mae 4.50% 2043[7]	6,287	6,867
Fannie Mae 4.00% 2044[7]	8,306	8,988
Fannie Mae 4.00% 2044[7]	7,993	8,646
Fannie Mae 4.00% 2045[7]	114,037	122,188
Fannie Mae 4.00% 2045[7]	100,217	107,390
Fannie Mae 3.50% 2046[7]	86,374	89,278
Fannie Mae 3.50% 2046[7]	43,261	44,716
Fannie Mae 3.50% 2046[7]	2,950	3,129
Fannie Mae 4.00% 2046[7]	123,734	132,627
Fannie Mae 4.00% 2046[7,10]	80,000	85,681
Fannie Mae 4.00% 2046[7]	57,622	62,470
Fannie Mae 4.00% 2046[7]	34,771	37,697
Fannie Mae 4.00% 2046[7]	26,495	28,626
Fannie Mae 4.00% 2046[7]	23,962	25,979
Fannie Mae 4.00% 2046[7]	21,025	22,716
Fannie Mae 4.00% 2046[7,10]	14,600	15,623
Fannie Mae 4.00% 2046[7]	8,078	8,757
Fannie Mae 4.00% 2046[7]	7,094	7,672
Fannie Mae 4.00% 2046[7]	6,900	7,268
Fannie Mae 4.00% 2046[7]	5,954	6,433
Fannie Mae 4.00% 2046[7]	5,665	6,140
Fannie Mae 4.00% 2046[7]	5,544	5,955
Fannie Mae 4.50% 2046[7,10]	7,300	7,972
Fannie Mae 7.00% 2047[7]	60	68
Fannie Mae, Series 2002-15, Class PG, 6.00% 2017[7]	7	8
Fannie Mae, Series 2006-78, Class CG, 4.50% 2021[7]	1,353	1,382
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031[7]	721	812
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036[7]	2,112	1,907
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036[7]	1,520	1,386
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036[7]	447	409
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[7]	280	257
Fannie Mae, Series 2006-65, Class PF, 0.814% 2036[7,8]	2,013	2,007
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[7]	95	109
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[7]	93	109
Freddie Mac 5.50% 2023[7]	1,202	1,297
Freddie Mac 5.50% 2027[7]	2,641	2,966
Freddie Mac 3.50% 2034[7]	1,448	1,532
Freddie Mac 3.50% 2035[7]	42,754	45,325
Freddie Mac 3.50% 2035[7]	40,887	43,340
Freddie Mac 3.50% 2035[7]	35,964	38,120
Freddie Mac 3.50% 2035[7]	17,998	19,091
Freddie Mac 3.50% 2035[7]	9,194	9,748
Freddie Mac 3.50% 2035[7]	7,641	8,105
Freddie Mac 3.50% 2035[7]	517	547
Freddie Mac 3.50% 2036[7]	28,878	30,634
Freddie Mac 5.00% 2038[7]	1,909	2,141
Freddie Mac 5.50% 2038[7]	3,802	4,320
Capital Income Builder — Page 26 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 5.00% 2039[7]	$14,121	$15,616
Freddie Mac 4.00% 2040[7]	2,006	2,166
Freddie Mac 6.00% 2040[7]	142	163
Freddie Mac 4.50% 2041[7]	21,960	24,102
Freddie Mac 4.50% 2041[7]	959	1,053
Freddie Mac 5.00% 2041[7]	351	393
Freddie Mac 5.50% 2041[7]	6,751	7,652
Freddie Mac 4.00% 2042[7]	18,012	19,332
Freddie Mac 4.50% 2043[7]	2,142	2,340
Freddie Mac 3.50% 2045[7]	46,046	49,230
Freddie Mac 3.50% 2046[7]	72,129	75,811
Freddie Mac 3.50% 2046[7]	23,572	24,935
Freddie Mac 3.50% 2046[7]	9,716	10,288
Freddie Mac 3.50% 2046[7]	603	624
Freddie Mac 4.00% 2046[7]	58,373	62,521
Freddie Mac 4.00% 2046[7]	38,794	41,871
Freddie Mac 4.00% 2046[7]	21,193	22,874
Freddie Mac 4.00% 2046[7]	19,059	20,571
Freddie Mac 4.00% 2046[7]	5,013	5,375
Freddie Mac 4.00% 2046[7]	1,842	1,973
Freddie Mac 6.50% 2047[7]	416	471
Freddie Mac, Series 2890, Class KT, 4.50% 2019[7]	699	718
Freddie Mac, Series K716, Class A2, multifamily 3.13% 2021[7]	8,590	9,158
Freddie Mac, Series K023, Class A2, multifamily 2.307% 2022[7]	18,009	18,497
Freddie Mac, Series K020, Class A2, multifamily 2.373% 2022[7]	10,110	10,422
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[7]	41,420	42,753
Freddie Mac, Series K024, Class A2, multifamily 2.573% 2022[7]	5,965	6,212
Freddie Mac, Series K718, Class A2, multifamily 2.791% 2022[7]	11,565	12,177
Freddie Mac, Series K722, Class A2, multifamily 2.406% 2023[7]	8,000	8,248
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023[7]	3,717	3,832
Freddie Mac, Series K030, Class A2, multifamily 3.25% 2023[7,8]	9,380	10,112
Freddie Mac, Series 2642, Class BL, 3.50% 2023[7]	425	434
Freddie Mac, Series 2626, Class NG, 3.50% 2023[7]	63	64
Freddie Mac, Series K036, Class A2, multifamily 3.527% 2023[7,8]	10,000	10,961
Freddie Mac, Series K043, Class A2, multifamily 3.062% 2024[7]	53,910	57,514
Freddie Mac, Series K044, Class A2, multifamily 2.811% 2025[7]	71,090	74,591
Freddie Mac, Series 3135, Class OP, principal only, 0% 2026[7]	816	767
Freddie Mac, Series K056, Class A2, multifamily 2.525% 2026[7]	15,640	15,942
Freddie Mac, Series K057, Class A2, multifamily 2.57% 2026[7]	11,050	11,277
Freddie Mac, Series K055, Class A2, multifamily 2.673% 2026[7]	17,000	17,519
Freddie Mac, Series K054, Class A2, multifamily 2.745% 2026[7]	3,000	3,110
Freddie Mac, Series 2122, Class QM, 6.25% 2029[7]	1,963	2,206
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036[7]	2,749	2,590
Freddie Mac, Series 3155, Class FO, principal only, 0% 2036[7]	1,707	1,557
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036[7]	860	816
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036[7]	900	813
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036[7]	771	725
Freddie Mac, Series 3117, Class OG, principal only, 0% 2036[7]	479	450
Government National Mortgage Assn. 4.50% 2037[7]	2,515	2,770
Government National Mortgage Assn. 6.00% 2039[7]	3,828	4,424
Government National Mortgage Assn. 6.50% 2039[7]	545	623
Government National Mortgage Assn. 3.50% 2040[7]	341	363
Government National Mortgage Assn. 5.00% 2040[7]	3,413	3,704
Government National Mortgage Assn. 5.50% 2040[7]	4,843	5,490
Government National Mortgage Assn. 4.50% 2041[7]	3,708	4,017
Capital Income Builder — Page 27 of 32

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 5.00% 2041[7]	$4,432	$4,802
Government National Mortgage Assn. 6.50% 2041[7]	2,186	2,586
Government National Mortgage Assn. 4.50% 2043[7]	21,875	23,604
Government National Mortgage Assn. 4.50% 2043[7]	2,289	2,473
Government National Mortgage Assn. 4.50% 2043[7]	2,097	2,266
Government National Mortgage Assn. 4.50% 2044[7]	100	108
Government National Mortgage Assn. 4.00% 2045[7]	79,334	85,040
Government National Mortgage Assn. 4.00% 2045[7]	37,107	39,844
Government National Mortgage Assn. 4.50% 2045[7]	90,146	97,495
Government National Mortgage Assn. 4.50% 2045[7]	70,513	76,147
Government National Mortgage Assn. 4.50% 2045[7]	28,216	30,461
Government National Mortgage Assn. 4.50% 2045[7]	19,183	20,711
Government National Mortgage Assn. 4.50% 2045[7]	15,844	17,104
Government National Mortgage Assn. 4.50% 2045[7]	12,532	13,533
Government National Mortgage Assn. 4.50% 2045[7]	7,319	7,903
Government National Mortgage Assn. 4.50% 2045[7]	1,718	1,855
Government National Mortgage Assn. 4.00% 2046[7]	190,970	204,706
Government National Mortgage Assn. 4.00% 2046[7,10]	2,490	2,665
Government National Mortgage Assn. 5.835% 2058[7]	1,170	1,194
Government National Mortgage Assn. 6.21% 2058[7]	856	878
Government National Mortgage Assn. 6.21% 2058[7]	170	176
Government National Mortgage Assn. 6.39% 2058[7]	153	155
Government National Mortgage Assn. 4.574% 2061[7]	2,419	2,530
Government National Mortgage Assn. 4.558% 2062[7]	6,714	7,074
Government National Mortgage Assn. 4.637% 2062[7]	2,933	3,098
Government National Mortgage Assn. 4.813% 2062[7]	3,708	3,886
Government National Mortgage Assn. 4.767% 2064[7]	1,326	1,377
Government National Mortgage Assn. 4.933% 2064[7]	749	778
Government National Mortgage Assn. 4.931% 2064[7]	714	739
Government National Mortgage Assn. 4.947% 2064[7]	754	782
Government National Mortgage Assn. 4.927% 2065[7]	708	734
Government National Mortgage Assn., Series 2005-7, Class AO, principal only, 0% 2035[7]	2,188	1,986
Government National Mortgage Assn., Series 2007-8, Class LO, principal only, 0% 2037[7]	1,440	1,314
Government National Mortgage Assn., Series 2003, 6.112% 2058[7]	218	223
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444% 2039[7]	3,381	3,393
GS Mortgage Securities Corp. II, Series 2010-C2, Class A2, 5.162% 2043[4,7,8]	1,685	1,883
Hilton USA Trust, Series 2013-HLF, Class AFX, 2.662% 2030[4,7]	9,136	9,136
Hilton USA Trust, Series 2013-HLF, Class BFX, 3.367% 2030[4,7]	11,750	11,748
Hilton USA Trust, Series 2013-HLF, Class CFX, 3.714% 2030[4,7]	14,635	14,633
Hilton USA Trust, Series 2013-HLF, Class DFX, 4.407% 2030[4,7]	5,060	5,059
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AM, 5.372% 2047[7]	100	100
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A1A, 5.431% 2047[7,8]	3,126	3,136
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A1A, 5.439% 2049[7]	6,266	6,310
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.715% 2049[7,8]	7,208	7,291
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A1A, 5.85% 2051[7,8]	4,498	4,597
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.159% 2045[7,8]	5,335	5,548
Morgan Stanley Capital I Trust, Series 2011-C2, Class A4, 4.661% 2044[4,7]	1,677	1,855
Morgan Stanley Capital I Trust, Series 2011-C1, Class A4, 5.033% 2047[4,7,8]	100	111
Nationstar HECM Loan Trust, Series 2016-3A, Class A, 2.013% 2026[4,7]	2,019	2,011
Nationstar HECM Loan Trust, Series 2016-2A, Class A, 2.239% 2026[3,4,7]	1,461	1,467
Towd Point Mortgage Trust, Series 2016-4, Class A1, 2.25% 2056[4,7,8]	4,388	4,404
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM, 5.591% 2047[7,8]	8,000	8,089
		2,859,724
Capital Income Builder — Page 28 of 32

Bonds, notes & other debt instruments Asset-backed obligations 0.57%	Principal amount (000)	Value (000)
Aesop Funding LLC, Series 2012-3A, Class A, 2.10% 2019[4,7]	$500	$502
Aesop Funding LLC, Series 2013-2A, Class A, 2.97% 2020[4,7]	12,345	12,573
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[4,7]	12,500	12,619
Aesop Funding LLC, Series 2016-1A, Class A, 2.99% 2022[4,7]	4,010	4,092
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[7]	19,870	19,940
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A3, 1.27% 2019[7]	4,972	4,975
AmeriCredit Automobile Receivables Trust, Series 2013-2, Class C, 1.79% 2019[7]	1,870	1,873
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.89% 2022[7]	1,280	1,311
Avant Loans Funding Trust, Series 2016-C, Class A, 2.96% 2019[4,7]	4,746	4,745
Avant Loans Funding Trust, Series 2016-B, Class A, 3.92% 2019[4,7]	5,259	5,284
Avant Loans Funding Trust, Series 2016-A, Class A, 4.11% 2019[4,7]	1,031	1,035
Avant Loans Funding Trust, Series 2016-C, Class B, 4.92% 2020[4,7]	5,090	5,101
Avant Loans Funding Trust, Series 2015-A, Class A, 4.00% 2021[4,7]	1,121	1,128
Bank of the West Auto Trust, Series 2014-1, Class A3, 1.09% 2019[4,7]	5,516	5,518
Carlyle Global Market Strategies Commodities Fund, Series 2015-1A, Class A, 2.131% 2020[3,4,7,8]	34,007	31,785
Carlyle Global Market Strategies Commodities Fund, Series 2014-1A, Class A, 2.717% 2021[3,4,7,8]	8,924	8,107
CarMaxAuto Owner Trust, Series 2014-4, Class A3, 1.25% 2019[7]	18,487	18,505
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A1, 4.192% 2020[7]	13	13
Citi Held For Issuance, Series 2015-PM2, Class A, 2.35% 2022[4,7]	5,726	5,722
Citi Held For Issuance, Series 2015-PM3, Class A, 2.56% 2022[4,7]	8,111	8,104
Citi Held For Issuance, Series 2016-PM-1, Class A, 4.65% 2025[4,7]	4,743	4,820
Conseco Finance Securitizations Corp., Series 2002-2, Class A2, 6.03% 2033[7]	44	44
Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 2.82% 2021[4,7]	433	435
CPS Auto Receivables Trust, Series 2016-B, Class A, 2.07% 2019[4,7]	1,707	1,707
CPS Auto Receivables Trust, Series 2016-A, Class B, 3.34% 2020[4,7]	7,100	7,250
CPS Auto Receivables Trust, Series 2015-A, Class B, 2.79% 2021[4,7]	3,125	3,132
CPS Auto Receivables Trust, Series 2016-A, Class C, 3.80% 2021[4,7]	1,500	1,528
CPS Auto Receivables Trust, Series 2015-A, Class C, 4.00% 2021[4,7]	2,395	2,424
CWABS, Inc., Series 2004-15, Class AF6, 4.613% 2035[7]	676	689
CWHEQ Revolving Home Equity Loan Trust, Series 2005-D, Class 2A, FSA insured, 0.725% 2035[7,8]	141	127
CWHEQ Revolving Home Equity Loan Trust, Series 2006-F, Class 2A1A, FSA insured, 0.675% 2036[7,8]	6,421	5,781
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2A, FSA insured, 0.675% 2037[7,8]	8,592	7,741
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, 0.685% 2037[7,8]	18,274	16,980
Discover Card Execution Note Trust, Series 2014-A5, Class A, 1.39% 2020[7]	50,000	50,148
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 2021[7]	33,755	34,438
DRB Prime Student Loan Trust, Series 2015-D, Class A3, 2.50% 2036[4,7]	1,569	1,570
Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.76% 2021[4,7]	7,270	7,318
Drive Auto Receivables Trust, Series 2015-CA, Class C, 3.01% 2021[4,7]	7,300	7,370
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.38% 2021[4,7]	5,670	5,787
Drive Auto Receivables Trust, Series 2016-AA, Class C, 3.91% 2021[4,7]	12,000	12,273
Drive Auto Receivables Trust, Series 2016-BA, Class C, 3.19% 2022[4,7]	2,890	2,937
Drivetime Auto Owner Trust, Series 2016-1A, Class C, 3.54% 2021[4,7]	1,365	1,379
Drivetime Auto Owner Trust, Series 2016-3A, Class C, 3.15% 2022[4,7]	1,510	1,507
Drivetime Auto Owner Trust, Series 2016-2A, Class C, 3.67% 2022[4,7]	1,425	1,454
Fifth Third Auto Trust, Series 2014-3, Class A3, 0.96% 2019[7]	10,767	10,765
Ford Credit Auto Lease Trust, Series 2014-B, Class A4, 1.10% 2017[7]	1,451	1,451
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12% 2026[4,7]	15,600	15,829
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[4,7]	5,000	5,029
Ford Credit Auto Owner Trust, Series 2016-1, Class A, 2.31% 2027[4,7]	5,000	5,098
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2011-1A, Class A2, 3.29% 2018[4,7]	690	693
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A2, 1.83% 2019[4,7]	4,000	3,985
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-3A, Class A, 2.67% 2021[4,7]	1,885	1,897
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[4,7]	29,415	29,838
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 3.52% 2021[4,7]	1,938	1,956
Capital Income Builder — Page 29 of 32

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series 2007-H1, Class A1, FSA insured, 0.694% 2037[7,8]	$13,122	$11,694
MarketPlace Loan Trust, Series 2015-AV-1, Class A, 4.00% 2021[4,7]	557	559
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A, CLO, 2.168% 2025[4,7,8]	21,600	21,534
Option One Mortgage Loan Trust, Series 2007-FXD2, Class II-A6, 5.68% 2037[7,8]	3,054	2,843
Prestige Auto Receivables Trust, Series 2015-1, Class C, 2.40% 2021[4,7]	5,000	5,011
Prestige Auto Receivables Trust, Series 2015-1, Class D, 3.05% 2021[4,7]	5,000	4,962
RAMP Trust, Series 2004-RS12, Class A-I-6, 4.547% 2034[7]	87	89
Santander Drive Auto Receivables Trust, Series 2014-1, Class B, 1.59% 2018[7]	80	80
Santander Drive Auto Receivables Trust, Series 2014-5, Class A3, 1.15% 2019[7]	590	590
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36% 2020[7]	3,965	3,987
Santander Drive Auto Receivables Trust, Series 2014-4, Class C, 2.60% 2020[7]	6,790	6,862
Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.44% 2021[7]	12,415	12,558
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 2021[7]	1,855	1,882
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 2021[7]	7,665	7,790
Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97% 2021[7]	2,700	2,746
Santander Drive Auto Receivables Trust, Series 2016-1, Class C, 3.09% 2022[7]	7,550	7,736
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 2021[4,7]	2,115	2,120
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A3 0.95% 2019[7]	40,954	40,891
Westlake Automobile Receivables Trust, Series 2015-1-A, Class C, 2.29% 2020[4,7]	2,250	2,255
Westlake Automobile Receivables Trust, Series 2016-1A, Class C, 3.29% 2021[4,7]	2,250	2,286
Westlake Automobile Receivables Trust, Series 2015-1-A, Class D, 2.96% 2022[4,7]	2,625	2,625
World Omni Auto Receivables Trust, Series 2014-B, Class A3, 1.14% 2020[7]	18,490	18,496
		567,908
Bonds & notes of governments & government agencies outside the U.S. 0.17%
Manitoba (Province of) 3.05% 2024	6,850	7,277
Ontario (Province of) 3.20% 2024	10,000	10,698
Saudi Arabia (Kingdom of) 3.25% 2026[4]	37,250	36,767
Saudi Arabia (Kingdom of) 4.50% 2046[4]	27,600	27,176
United Mexican States 4.35% 2047	6,875	6,521
United Mexican States, Series M, 6.50% 2021	MXN1,520,500	82,300
		170,739
Federal agency bonds & notes 0.16%
CoBank, ACB 1.45% 2022[4,8]	$3,190	3,039
Fannie Mae 2.125% 2026	37,230	37,309
Freddie Mac 1.00% 2017	14,400	14,437
Freddie Mac 5.50% 2017	50,000	51,920
Freddie Mac 1.25% 2019	50,000	50,258
		156,963
Municipals 0.06%
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.107% 2018	15,500	15,708
State of New Jersey, Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.758% 2018	15,000	14,749
State of Washington, Energy Northwest, Columbia Generating Station Electric Rev. Bonds, Series 2015-B, 2.814% 2024	25,000	26,131
		56,588
Total bonds, notes & other debt instruments (cost: $16,778,513,000)		17,163,639
Capital Income Builder — Page 30 of 32

Short-term securities 2.63%	Principal amount (000)	Value (000)
Apple Inc. 0.52%–0.53% due 12/12/2016–1/9/2017[4]	$110,000	$109,915
Army and Air Force Exchange Service 0.47% due 12/2/2016[4]	33,000	32,986
Caterpillar Financial Services Corp. 0.55% due 12/7/2016	75,000	74,966
Chevron Corp. 0.47%–0.58% due 12/1/2016–1/6/2017[4]	127,400	127,302
Ciesco LLC 0.55%–0.81% due 11/4/2016–11/14/2016[4]	152,400	152,377
Coca-Cola Co. 0.52% due 12/16/2016[4]	75,000	74,959
Emerson Electric Co. 0.44% due 11/21/2016[4]	50,000	49,988
Estée Lauder Companies Inc. 0.65% due 1/17/2017[4]	20,000	19,972
ExxonMobil Corp. 0.41%–0.54% due 11/2/2016–12/19/2016	100,000	99,968
Fannie Mae 0.60% due 1/3/2017	100,000	99,950
Federal Farm Credit Banks 0.65% due 12/12/2016	35,000	34,989
Federal Home Loan Bank 0.26%–0.44% due 11/18/2016–3/1/2017	725,000	724,571
Freddie Mac 0.45%–0.50% due 2/17/2017–5/15/2017	150,000	149,748
General Electric Co. 0.35% due 11/1/2016	44,950	44,950
Hershey Co. 0.43% due 11/14/2016[4]	25,000	24,996
IBM Corp. 0.42%–0.63% due 11/7/2016–12/27/2016[4]	180,650	180,556
John Deere Financial Inc. 0.47% due 11/16/2016[4]	60,000	59,989
Microsoft Corp. 0.60%–0.62% due 1/4/2017–1/17/2017[4]	185,000	184,787
Paccar Financial Corp. 0.44% due 11/4/2016	40,000	39,998
Pfizer Inc. 0.52% due 12/12/2016[4]	50,000	49,975
Qualcomm Inc. 0.48% due 12/1/2016[4]	15,900	15,894
U.S. Treasury Bills 0.33% due 1/19/2017	100,000	99,936
Wal-Mart Stores, Inc. 0.47% due 11/21/2016[4]	80,000	79,982
Wells Fargo Bank, N.A. 0.92%–1.07% due 12/1/2016–4/19/2017	80,800	80,832
Total short-term securities (cost: $2,613,327,000)		2,613,586
Total investment securities 99.61% (cost: $91,568,124,000)		99,003,531
Other assets less liabilities 0.39%		388,933
Net assets 100.00%		$99,392,464
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Capital Income Builder — Page 31 of 32

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $569,809,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 10/31/2016 (000)
			Receive (000)	Deliver (000)
Sales:
British pounds	12/7/2016	JPMorgan Chase	$130,907	£102,582	$5,244
British pounds	12/7/2016	Citibank	$195,573	£160,000	(427)
Euros	11/16/2016	Citibank	$318,764	€282,500	8,453
South African rand	1/6/2017	Barclays Bank PLC	$8,505	ZAR118,700	(177)
South African rand	1/6/2017	Barclays Bank PLC	$8,481	ZAR118,700	(200)
South African rand	1/6/2017	Barclays Bank PLC	$9,675	ZAR136,275	(292)
					$12,601
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Security did not produce income during the last 12 months.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $43,421,000, which represented .04% of the net assets of the fund.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,930,562,000, which represented 2.95% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $74,986,000, which represented .08% of the net assets of the fund.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Coupon rate may change periodically.
[9]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[10]	Purchased on a TBA basis.

Key to abbreviations and symbols
ADR = American Depositary Receipts	FDR = Fiduciary Depositary Receipts	MXN = Mexican pesos
Auth. = Authority	Fin. = Finance	Ref. = Refunding
CAD = Canadian dollars	GBP/£ = British pounds	Rev. = Revenue
CLO = Collateralized Loan Obligations	HKD = Hong Kong dollars	TBA = To-be-announced
€ = Euros	LOC = Letter of Credit	ZAR = South African rand
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-012-1216O-S54110	Capital Income Builder — Page 32 of 32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Capital Income Builder (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

December 8, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL INCOME BUILDER

By ___/s/ Donald H. Rolfe_____________________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By ___/s/ Donald H. Rolfe_____________________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: December 27, 2016

By ___/s/ Gregory F. Niland_____________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: December 27, 2016